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MASTER SERVICES AGREEMENT

between

Healthways, Inc. (“HWAY”),

and

HP Enterprise Services, LLC (“Supplier”)

Dated: May 25, 2011

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TABLE OF CONTENTS

Page

1.	OBJECTIVES AND DEFINITIONS	1

1.1	Objectives	1

1.2	Definitions	2

2.	TERM	2

2.1	Term	2

2.2	Extension of Term	3

3.	SERVICES	3

3.1	Scope of Services	3

3.2	Services Performed by HWAY or Third Parties	5

3.3	Transition	6

3.4	Transformation	7

4.	PERFORMANCE STANDARDS AND SERVICE CREDITS	8

4.1	Performance of the Services	8

4.2	Service Levels for Services Performed during the Transition	9

4.3	Service Levels for Services Performed during the Transformation	9

4.4	Service Levels for Services Performed Upon Steady State	9

4.5	Quality Assurance and Improvement Programs	9

4.6	Periodic Reviews	10

4.7	Failure to Perform	10

4.8 [______]*	11

4.9	Measurement and Monitoring Tools	11

5.	CHARGES	11

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5.1	Service Charges and Project Fees	11

5.2	Pass-Through Expenses	11

5.3 [______]*	13

5.4	Taxes	13

5.5	Incidental Expenses	15

5.6 [______]*	15

6.	INVOICING AND PAYMENT	15

6.1	Invoicing	15

6.2	Payment Due	16

6.3	Proration	16

6.4	Prepaid Amounts	16

6.5	Refunds and Credits	16

6.6	Accountability	16

6.7	Disputed Charges	17

7.	HWAY FACILITIES	17

7.1	Provision of HWAY Facilities	17

7.2	Use of HWAY Facilities	18

7.3	Relocation of HWAY Facilities	19

7.4	Return of HWAY Facilities	19

8.	EQUIPMENT AND THIRD PARTY CONTRACTS	20

8.1	Existing Equipment	20

8.2	Retained Contracts	21

8.3	Assigned Contracts	21

8.4	Equipment Acquisitions During the Term	22

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8.5	Equipment Maintenance	22

8.6	Required Consents	23

9.	[______]*	23

9.1	[______]*	23

9.2	[______]*	23

9.3	[______]*	24

9.4	[______]*	24

9.5	[______]*	25

9.6	[______]*	25

9.7	[______]*	25

10. MAINTENANCE OF KNOWLEDGE DATABASE/REPOSITORY	25

11.	PERSONNEL	25

11.1	Key Supplier Positions	25

11.2	Key Supplier Position Approvals Procedure	26

11.3	Retaining Key Supplier Positions	26

11.4	Use and Compliance of Supplier Personnel	27

11.5	Turnover of Supplier Personnel	28

11.6	Replacement of Supplier Personnel at HWAY’s Request	28

11.7	Restrictions on Supplier Personnel	29

11.8	Transfer of HWAY Personnel	29

12. [______]*	29

12.1	[______]*	29

12.2	[______]*	29

12.3	[______]*	29

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12.4	[______]*	29

12.5	[______]*	29

12.6	[______]*	29

12.7	[______]*	29

12.8	[______]*	29

13.	HWAY RESPONSIBILITIES	29

13.1	Cooperation	29

13.2	Savings Section	29

14.	RELATIONSHIP MANAGEMENT	30

14.1	Supplier Account Manager	30

14.2	Key Supplier Personnel Performance Appraisal	30

14.3	Steering Committee	30

14.4	Reports	31

14.5	Meetings	31

14.6	Technology Plan	31

14.7	Systems Change Management	33

15.	CHANGES TO SERVICES	34

15.1	Scope Changes	34

15.2	System Changes	34

15.3	New Services	34

15.4	Technology Refresh	34

15.5	Support for Acquisitions	34

15.6	Due Diligence	35

16.	AUDITS AND RECORD KEEPING	36

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16.1	Audit Rights	36

16.2	Supplier Audits	38

16.3	Audit Follow-Up	39

16.4	Records Retention	40

16.5	[______]*	41

17.	SAFEGUARDING OF INFORMATION AND SECURITY	41

17.1	Rights in HWAY Information	41

17.2	HIPAA	41

17.3	Security	41

17.4	Viruses	43

18.	CONFIDENTIALITY	44

18.1	Protection of Confidential Information	44

18.2	Use of Confidential Information	45

18.3	Handling HWAY Information	45

18.4	Handling Supplier’s Confidential Information	45

18.5	Exceptions to Obligations of Confidentiality	45

18.6	Period of Confidentiality	46

18.7	Treatment of Source Code Materials	46

18.8	Returning Material, Data and Information	46

18.9	Equitable Remedies	47

19.	REPRESENTATIONS AND WARRANTIES	47

19.1	Representations and Warranties by Supplier	47

19.2	Representations and Warranties By HWAY	49

19.3	Compliance with Laws	50

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19.4	No Additional Representations and Warranties	51

20.	INDEMNITIES	51

20.1	Indemnity by Supplier	51

20.2	Indemnity by HWAY	52

20.3	Anticipation of Infringement	53

20.4	Indemnification Procedures	54

21.	LIMITATION OF LIABILITY	57

21.1	[______]*	57

21.2	[______]*	57

21.3	[______]*	57

22.	INSURANCE AND RISK	57

22.1	Insurance Coverage	57

22.2	Terms of Insurance	59

22.3	Risk of Loss and Damage	59

22.4	Coverage Remaining In Effect	59

23.	FORCE MAJEURE	60

23.1	Force Majeure Events	60

23.2	Allocation of Resources	61

23.3	[______]*	61

23.4	[______]*	62

23.5	No Compensation	62

24.	INFORMAL DISPUTE RESOLUTION	62

24.1	Dispute Resolution	62

24.2	Referral to Steering Committee	63

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24.3	Special Procedure Following a Notice of Termination	64

24.4	Equitable Relief	64

25. [______]*	64

26.	TERMINATION	64

26.1	Termination for Cause or Bankruptcy	64

26.2	Termination for Convenience by HWAY	65

26.3	Termination for Change of Control	66

26.4	Termination by Supplier for Non-Payment and for Cause	66

26.5	Effective Date of Termination	67

26.6	Termination Charges	68

26.7	Equitable Remedies	68

26.8	Termination Assistance	68

26.9	Accrued Rights	69

26.10	Survival of Terms	69

27.	GENERAL	69

27.1	Non-Solicitation	69

27.2	Use of Name; Public Statement	69

27.3	Notices	70

27.4	Relationship of Parties	71

27.5	No Security Interest	72

27.6	Waivers, Consents and Approval	72

27.7	Entire Agreement	73

27.8	Variation	73

27.9	Priority of Documents	73

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27.10	Counterparts	74

27.11	Cumulative Rights	74

27.12	Severability	74

27.13	Costs	75

27.14	Further Assurance	75

27.15	Governing Law	75

27.16	Assignment	75

27.17	Background Checks	77

27.18	Federal Healthcare Programs	77

27.19	Equal Opportunity Employer and Minority-Owned Businesses	77

27.20	Drug-Free Workplace	77

27.21	Foreign Anti-Corruption Compliance	77

27.22	Attorneys’ Fees	78

27.23	Changes in Laws	79

27.24	Duty to Mitigate	80

27.25	[______]*	80

27.26	Interpretation	80

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Schedules, Annexes, and Exhibits

Schedule A	Definitions

Schedule B	[______]*

Schedule C	[______]*

Annex C-1                      [______]*

Exhibit 1 to Annex C-1                                      [______]*

Exhibit 2 to Annex C-1                                      [______]*

Annex C-2                      [______]*

Exhibit 1 to Annex C-2                                      [______]*

Exhibit 2 to Annex C-2                                      [______]*

Annex C-3                      [______]*

Exhibit 1 to Annex C-3	[______]*

Exhibit 2 to Annex C-3	[______]*

Exhibit 3 to Annex C-3	[______]*

Annex C-4                      [______]*

Exhibit 1 to Annex C-4                                      [______]*

Exhibit 2 to Annex C-4                                      [______]*

Annex C-5                      [______]*

Annex C-6                      [______]*

Annex C-7                      [______]*

Schedule D	[______]*

Annex D-1                      [______]*

Annex D-2                      [______]*

Annex D-3                      [______]*

Annex D-4                      [______]*

Schedule E	[______]*

Schedule F	[______]*

Schedule G	Meetings

Schedule H	Equipment and Contracts

Schedule I	[______]*

Schedule J	[______]*

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Schedule K	[______]*

Schedule L	Business Associate Addendum

Schedule M	[______]*

Schedule N	[______]*

Schedule O	[______]*

Schedule P	[______]*

Schedule Q	[______]*

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MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT is entered into and made effective on May 25, 2011 (the “Effective Date”) by and between Healthways, Inc. (“HWAY”), and HP Enterprise Services, LLC (“Supplier”).

RECITALS

A.           HWAY is the leading provider of comprehensive integrated medical management solutions, including without limitation, specialized health, wellness, prevention and care management programs, chronic condition management services, care enhancement services, and decision support services. HWAY desires to engage a vendor to assist HWAY in focusing on its core business by receiving information technology (“IT”) services and solutions, along with key outcomes, from Supplier.

B.           Supplier has represented that it has the necessary skill, resources and experience to provide all the Services (as defined herein) set forth in this Agreement and the attachments and schedules hereto.

C.           Supplier recognizes the complexity of interrelationships between HWAY, its clients and other related entities, including with respect to IT services, and acknowledges HWAY’s commitment to such entities with respect to, among other things, such IT services in maintaining their standards of excellence and achieving their strategic goals.

D.           Based on the foregoing, each Party has agreed to enter into this Agreement, and Supplier has agreed to provide the Services, on the terms set out below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement, the Parties hereto agree as follows:

1. OBJECTIVES AND DEFINITIONS

1.1	Objectives

The following objectives reflected in this Section 1.1 (the “Objectives”) are not intended to expand or contract the scope of the Parties’ obligations or to alter the plain meaning of this Agreement’s terms and conditions. However, to the extent that the terms and conditions of this Agreement do not address a particular circumstance or are unclear or ambiguous, such terms and conditions should be interpreted to give effect to the following Objectives.

1.1.1	Supplier and HWAY agree that the primary objectives for this Agreement include, but are not limited to:

(a)	[______]*;

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(b)
give HWAY the opportunity to focus its energies on its core business, including achieving leadership in all service lines while also increasing membership volume with increased market share and executing new revenue-generating initiatives, by receiving the Services;

(c)	[______]*;

(d)	provide HWAY with quality, state-of-the-art technology on an on-going basis in a cost-effective manner;

(e)
provide HWAY with services and solutions that are specifically designed or capable of supporting the provision of top-tier integrated well-being support services, including services and solutions that increase satisfaction and improve member experience and meet or exceed regulatory requirements;

(f)	improve access to information and coordination of service delivery across service locations;

(g)	provide HWAY with a framework for predictable variable pricing;

(h)
provide a flexible arrangement that will accommodate changes in the demand for the Services, adapt as a result of changes in the legal and regulatory regime applicable to the services and to HWAY’s operation as a provider of integrated well-being support services, and adapt to developments in technology and processes especially those most applicable to an integrated well-being support services provider;

(i)	[______]*; and

(j)	offer HWAY’s Colleagues the opportunity to operate consistently through standardization of IT.

1.2	Definitions

Capitalized terms shall have the meaning set forth in Schedule A (Definitions).

2. TERM

2.1	Term»

The term of this Agreement shall begin on the Effective Date and shall expire on the tenth (10th) anniversary of the Effective Date unless earlier terminated in accordance with Section 26 or extended in accordance with Section 2.2 (the “Term”).

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2.2	Extension of Term»

Upon at least six (6) months’ written notice from HWAY to Supplier prior to the then-current expiration date of this Agreement, HWAY shall have the right to extend the Term for two (2) additional periods of eighteen (18) months each on the terms of this Agreement (including pricing as adjusted in accordance with Annex D-2 to Schedule D [______]* then in effect.

3. SERVICES

3.1	Scope of Services»

3.1.1
References to this “Agreement” herein shall be construed as references to the body of this Agreement, together with the Schedules, Annexes, and Exhibits hereto and any Scope Changes or amendments to this Agreement entered into by the Parties.

3.1.2
Upon the Effective Date, Supplier shall provide the services and functions and fulfill the responsibilities set forth in this Agreement (the “Services”); provided, that Supplier shall commence providing the services set forth in the Services Agreements (as defined in Section 3.1.3(c)) upon the dates set forth in Exhibit 1 to Annex C-4 [______]* and the Transition Plan. Supplier acknowledges and agrees that this Agreement does not give Supplier any exclusive rights with respect to the provision of any services, including the Services, or products to HWAY or End Users.

3.1.3	The Services include, without limitation, the following:

(a)
the transition services set forth or described in Exhibit 1 to Annex C-4 [______]* and the Transition Plan, which are undertaken by Supplier in preparation of performance of the obligations and the Services hereunder, and unless otherwise provided for in this Agreement, are an investment by Supplier made in order to perform the Services;

(b)	the transformation services and projects set forth or described in Schedule B [______]*;

(c)	the services set forth in detail in the Annexes to Schedule C (Services Agreements), which are as follows:

(i)	Annex C-1 to Schedule C [______]*;

(ii)	Annex C-2 to Schedule C [______]*;

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(iii)	Annex C-3 to Schedule C [______]*;

(iv)	Annex C-4 to Schedule C [______]*;

(v)	Annex C-5 to Schedule C [______]*;

(vi)	Annex C-6 to Schedule C [______]*;

(vii)	Annex C-7 to Schedule C [______]*;

(collectively, the “Services Agreements”);

(d)	Supplier’s cooperation with HWAY’s suppliers, vendors, licensors and consultants to allow HWAY to improve the integration of all IT-related services it receives;

(e)
Supplier’s cooperation with HWAY and other related entities and such entities’ suppliers, vendors, licensors and consultants to allow HWAY to improve the integration of all IT-related services they receive;

(f)
to the extent Schedule N [______]* is entered into by the Parties, Supplier’s testing and recovery of each of the Services in compliance with the Disaster Recovery Plan attached hereto as Schedule N [______]*, including but not limited to (i) providing operational and technical support for disaster recovery planning, development, documentation, testing and execution in accordance with Schedule N [______]*, (ii) ensuring that Schedule N [______]* is updated with improvements, subject to the prior written agreement of HWAY, on an on-going basis, and (iii) proposing, from time to time, changes to such [______]* to meet or exceed industry standards for similar healthcare service providers;

(g)
in addition to Supplier’s compliance with its obligations under the [______]*, Supplier’s reasonable cooperation with HWAY’s global, internal disaster recovery plan, a copy of which is attached to this Agreement as part of Schedule F [______]*, upon HWAY’s declaration of an emergency.  For purposes of clarification, “reasonable cooperation” in the event of a declaration of an emergency shall be to support HWAY in HWAY’s performance of the following disaster recovery activities: (i) continue data replication to secondary site in practice as of the Effective Date, (ii) support current “tabletop” testing approach and scope, (iii) remediation of issues or concerns as a result of the “tabletop” test, (iv) update test plan as required, (v) In the event a disaster is declared, assemble identified personnel (DR team, leadership, decision makers), (vi) provide notification to stakeholders, (vii) execute parameters as defined in the disaster recovery plan, (viii) coordination of delivery of equipment, (ix) re-routing of network connectivity, and (x) restoration of systems, databases and applications based on defined priority; and

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(h)
any services, functions and responsibilities (including any incidental services, functions or responsibilities) not specified in this Agreement as within the scope of Supplier’s responsibilities but reasonably and necessarily required for, or related to, the proper performance and provision of the services, functions and responsibilities set out above.

To the extent that this Section 3.1.3(i) may require performance of material services, functions and responsibilities not described in Sections 3.1.3(a) - (h) above, the Parties shall mutually agree on such additional services, functions or responsibilities pursuant to the Change Control procedures in accordance with this Agreement. Nothing contained in Sections 3.1.3(a) – (i) shall be construed to assign to Supplier any responsibility for services, functions or responsibilities expressly designated as HWAY responsibilities in a Schedule, Annex or Exhibit hereto.

3.1.4	Supplier acknowledges that the Services may be supplemented, enhanced, modified or replaced in accordance with this Agreement.

3.1.5
The [______]* attached as Annex D-3 to Schedule D [______]* shall specify which Party is responsible for providing the facilities, personnel, equipment, Software, Materials, technical knowledge, training, expertise and other resources necessary for the proper performance of the Services.

3.1.6
Supplier covenants that Supplier shall not intentionally or willfully withhold any Services to be provided by Supplier under this Agreement except as expressly permitted in Section 26.4 of this Agreement or as may be required by Laws applicable to Supplier.

3.2	Services Performed by HWAY or Third Parties»

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3.2.1	[______]*

3.2.2	[______]*

3.2.3
Third parties retained by HWAY, to the extent that they have been provided access to the facilities, assets and information specified in Section 3.2.2, shall materially comply with Supplier’s reasonable security and confidentiality requirements and work standards, methodologies and procedures that have been provided to HWAY in writing in advance.  Supplier shall promptly notify HWAY if an act or omission of such a third party may cause a problem or delay in providing the Services and shall cooperate with HWAY to prevent or circumvent such problem or delay.

3.2.4	[______]*

3.3	Transition»

3.3.1	Supplier shall conduct the Transition as follows:

(a)	the Transition shall be implemented in conformity with Exhibit 1 to Annex C-4 [______]* and the Transition Plan; and

(b)
Supplier shall perform the Transition without causing any material disruption to the business of HWAY, unless such disruption is caused by planned, mutually agreed outages of the Services; provided, that Supplier will use Diligent Efforts to minimize such planned disruption.

3.3.2
Supplier shall designate an individual to manage the Transition (the “Supplier Transition Manager”) on a dedicated full-time basis.  The Supplier Transition Manager shall (a) report to the Supplier Account Executive, (b) serve as the single point of accountability for Supplier for the Transition, and (c) have day-to-day authority for ensuring that the Transition is completed in accordance with Exhibit 1 to Annex C-4 [______]* and the Transition Plan.

3.3.3
Supplier shall be responsible for the overall management of the Transition, and shall identify and resolve or, if the task is expressly designated as a task for HWAY in Exhibit 1 to Annex C-4 [______]* or the Transition Plan, assist HWAY in the resolution of, any problems encountered in the timely completion of each task identified therein.

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3.3.4
Supplier shall provide HWAY with weekly (or more frequent as requested by HWAY) written progress reports that describe, in reasonable detail, the current status of the Transition, indicate the progress of the work being performed, identify any actual or anticipated problems or delays, assess the impact of such problems or delays on Supplier’s provision of the Services, and describe all actions being taken or to be taken to remedy such problems or delays. Such reports shall be as set forth in Exhibit 1 to Annex C-1 [______]*.

3.3.5
In the event that Supplier fails to fulfill any of its obligations with respect to Transition in accordance with Exhibit 1 to Annex C-4 [______]*, the Transition Plan or this Section 3 by the dates specified therein, Supplier shall, at HWAY’s request and without prejudice to HWAY’s other rights and remedies under this Agreement, promptly arrange (at Supplier’s own cost, except as provided below) all such additional resources as are necessary to fulfill the obligation(s) as early as practicable thereafter.

3.4	Transformation

3.4.1	Supplier shall conduct transformation services as follows:

(a)	transformation services shall be performed in accordance with the transformation projects attached as Schedule B [______]*; and

(b)
Supplier shall perform the transformation services without causing any material disruption to the business of HWAY, unless such disruption is caused by planned, mutually agreed outages of the Services; provided, that Supplier will use Diligent Efforts to minimize such planned disruption.

3.4.2
Supplier shall designate an individual to manage the transformation (the “CTO”) on a dedicated full-time basis. The CTO shall (a) serve as the single point of accountability for Supplier for the transformation projects, and (b) have day-to-day authority for ensuring that the transformation services are completed in accordance with the transformation projects attached as Schedule B [______]*. The CTO shall be one of the Key Supplier Positions.

3.4.3
Supplier shall be responsible for the overall management of the transformation, and shall identify and resolve, or if the task is expressly designated as a task for HWAY in Schedule B [______]* assist HWAY in the resolution of, any problems encountered in the timely completion of each task identified in the transformation projects.

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3.4.4
Supplier shall provide HWAY with weekly (or more frequent as requested by HWAY) written progress reports that describe, in reasonable detail, the current status of the transformation, indicate the progress of the work being performed, identify any actual or anticipated problems or delays, assess the impact of such problems or delays on Supplier’s provision of the Services, and describe all actions being taken or to be taken to remedy such problems or delays. Such reports shall be as set forth in Exhibit 1 to Annex C-1 [______]*.

3.4.5
In the event that Supplier fails to fulfill any of its obligations with respect to the transformation projects in accordance with Schedule B [______]* by the dates specified therein, Supplier shall, at HWAY’s request and without prejudice to HWAY’s other rights and remedies under this Agreement, promptly arrange (at Supplier’s own cost, except as provided below) all such escalations and reasonable, additional or alternate resources as are necessary to fulfill the obligation(s) as early as practicable thereafter.

4. PERFORMANCE STANDARDS AND SERVICE CREDITS

4.1	Performance of the Services»

4.1.1
Without limiting the obligations set forth in Schedule C [______]* or elsewhere in this Agreement, Supplier shall, from the Effective Date, at all times achieve or exceed the applicable Performance Standards with respect to the Services and shall perform the Services:

(a)	efficiently and reasonably using the resources or services used to provide the Services;

(b)	in a reasonable and cost-effective manner consistent with the required level of quality and performance;

(c)	in accordance with the Change Control procedures set forth in Schedule E [______]*; and

(d)	using adequate numbers of Supplier Personnel that:

(i) are appropriately experienced, qualified and trained;

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(ii) are familiar with IT systems and requirements of HWAY and the requirements set forth in this Agreement; and

(iii) shall perform the Services with all reasonable skill, care and diligence.

4.2	Service Levels for Services Performed during the Transition

4.2.1	During the Transition, the Services provided by Supplier shall meet or exceed the service levels that were provided by or for HWAY prior to the Effective Date, as set forth in the Transition Plan.

4.3	Service Levels for Services Performed during the Transformation

4.3.1	During the period of transformation, the Services provided by Supplier shall meet or exceed the Service Levels attached as Annex C-7 [______]*.

4.4	Service Levels for Services Performed Upon Steady State

4.4.1
From the date of completion of the transformation projects attached as Schedule B [______]*, Supplier shall at all times perform the Services in accordance with, and at a level that meets or exceeds (including without limitation levels with respect to accuracy, quality, completeness, timeliness, responsiveness, and efficiency) the Service Levels attached as Annex C-7 [______]*.

4.5	Quality Assurance and Improvement Programs»

4.5.1	Subject to Section 4.5.2, Supplier shall adopt and comply with the IT quality procedures set forth in Schedule F [______]*.

4.5.2
Supplier shall enhance the delivery of the Services through the introduction of Tools, procedures and other improvements into HWAY’s IT environment such that the Services are performed at least in accordance with the Performance Standards, as such Performance Standards are correspondingly improved over the Term.  Such enhancements shall include:

(a)	as part of its total quality management process, Supplier’s provision of continuous quality assurance and quality improvement through:

(i)
the identification and, subject to the Change Control procedures (other than with respect to Supplier’s right to reject such proposed change), application of Supplier’s proven techniques and Tools from other installations, particularly those installations within the health care industry, that could benefit HWAY operationally and/or financially;

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(ii)
the implementation of programs, practices and measures (including checkpoint reviews, testing, acceptance, and other procedures for HWAY to assure the quality of Supplier’s performance) which are specified in the Policies and Procedures Manual set forth in Schedule F [______]*; and

(b)	those enhancements set forth in Exhibit 1 to Annex C-4 [______]*, the Transition Plan and Schedule B [______]*, each as amended, subject to the Change Control procedures, from time to time;

provided, that each such enhancement will be provided to HWAY without additional cost if such enhancement is not provided as a separately marketed and priced product to all of Supplier’s other customers.

4.6	Periodic Reviews»

Within thirty (30) days following the Cut-Over Date and thereafter on a periodic basis as set forth in Schedule G (Meetings), HWAY and Supplier shall review the Performance Standards and shall make adjustments to them as appropriate and mutually agreed to reflect improved performance capabilities associated with advances made by the industry, particularly with respect to the integrated well-being and health care industry, and by HWAY with respect to the technology and methods used to perform the Services.

4.7	Failure to Perform»

If Supplier fails to meet any Performance Standard including a failure to meet a Service Level (a “Service Problem”), Supplier shall promptly:

4.7.1
investigate, identify, and analyze the chain of events leading to, and the causes of, the failure to meet the Performance Standard, including a thorough root cause analysis for Severity 1 Service Problems, Severity 2 Service Problems if requested, and recurring problems;

4.7.2	take all reasonable steps to preserve any data indicating the cause of the Service Problem;

4.7.3
prepare and deliver to HWAY a summary of an action plan and report in accordance with the timetable set forth in Schedule C (Services Agreements) and as such report is specified in Exhibit 1 to Annex C-1 [______]*;

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4.7.4	take all reasonable steps to minimize the impact of the Service Problem and prevent it from recurring;

4.7.5	correct the Service Problem pursuant to the timeframe and reporting requirements of the Services Agreements and resume meeting the Performance Standard; and

4.7.6
advise HWAY in writing of the status of remedial efforts being undertaken on a weekly (daily or as reasonably requested by HWAY, in the event of a Severity 1 Service Problem or recurring problem, or at HWAY’s request, a Severity 2 Service Problem) basis until a permanent fix is tested and implemented in full production, with such status reports provided in accordance with Exhibit 1 to Annex C-1 [______]*.

4.8	[______]* »

4.9	Measurement and Monitoring Tools»

Supplier shall use reasonable measurement and monitoring tools and procedures as set forth in the Schedules hereto, or as mutually agreed upon by the Parties, that are necessary to measure and report Supplier’s performance of the Services against the applicable Performance Standards. Such measurement and monitoring tools and procedures must utilize industry standard automation and functionality. Such measurement and monitoring shall permit reporting at a level of detail sufficient to reasonably verify compliance with the Performance Standards and in a form as set forth in Exhibit 1 to Annex C-1 [______]*, and shall be subject to Audit by HWAY in accordance with Section 16.

5. CHARGES

5.1	Service Charges and Project Fees»

All charges for the Services, including the charges for the transformation projects described in Schedule B [______]*, are set forth in this Section 5, Sections 7.3, 8.4.3, 16.4.2, 16.4.4, 23.5, and 26.7, and Schedule D [______]* (collectively, the “Charges”). HWAY shall only be required to pay Supplier those amounts set forth in this Section 5, Sections 7.3, 8.4.3, 16.4.2, 16.4.4, 23.5, and 26.7, and Schedule D [______]*, and Supplier acknowledges that no implied amounts will be payable by HWAY for the Services.

5.2	Pass-Through Expenses»

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As of the Effective Date, the Parties do not anticipate that there will be any Pass-Through Expenses.  In the event that this changes, Pass-Through Expenses will be set forth in an amendment to Schedule D [______]*. HWAY’s payment of the Pass-Through Expenses shall be in accordance with, and subject to, the following:

5.2.1
In the event that a particular Pass-Through Expense is to be paid directly by HWAY, Supplier shall ensure that the original invoice for any such Pass-Through Expense shall be addressed to HWAY but sent to Supplier and shall, as soon as practicable and in any event not more than ten (10) business days following Supplier’s receipt of the original third party invoice:

(a)	provide HWAY with such original third party invoice;

(b)	review the invoice charges to determine the apparent validity and accuracy of the Pass-Through Expenses; and

(c)	provide HWAY with a statement that the charges appear proper.

5.2.2	With respect to Pass-Through Expenses for which the Parties agree that Supplier shall pay on behalf of HWAY, Supplier shall:

(a)	review the invoice charges to determine the apparent validity and accuracy of the Pass-Through Expense;

(b)	provide HWAY with a reasonable opportunity to review the original invoice; and

(c)	pay the amounts due and invoice HWAY, on a Supplier invoice, for the Pass-Through Expense, without mark-up, fees, increase or overhead charges of any kind by Supplier.

5.2.3	With respect to services or materials paid for on a Pass-Through Expenses basis, HWAY reserves the right to:

(a)
obtain such services or materials directly from a third party, provided that if Supplier demonstrates to HWAY’s reasonable satisfaction that such action will have a material adverse impact on Supplier’s ability to meet the Performance Standards, then in the event that HWAY elects to obtain such Services or materials directly from a third party, then Supplier shall not be liable for such corresponding inability to meet such Performance Standards;

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(b)	designate the third party who will provide such services or materials;

(c)
designate the particular services or materials (e.g., equipment make and model) that Supplier shall obtain; provided, that such services or materials are reasonably consistent with the Services; provided further, that if Supplier demonstrates to HWAY that such designation will have a material adverse impact on Supplier’s ability to meet the Service Levels or Objectives, such designation shall be subject to Supplier’s reasonable approval;

(d)	designate the terms for obtaining such services or materials (e.g., purchase or lease and lump sum payment or payment over time);

(e)
require Supplier to identify and consider multiple sources for such services or materials for the Service Charges set forth in Schedule D [______]* or, at HWAY’s request and expense, to conduct a competitive procurement; and

(f)	review and approve the Pass-Through Expense for such services or materials before entering into a contract for such services or materials.

5.3	[______]*»

5.4	Taxes»

5.4.1	Except as otherwise provided in Sections 5.4.6, 5.4.7 and 5.4.9, each of HWAY and Supplier shall be responsible for:

(a)	any taxes on property or assets for which it has Equipment capital or Software capital ownership or leasehold;

(b)	any taxes based on its net income or gross receipts.

5.4.2	[______]*

5.4.3
Supplier shall be liable for any sales, use, excise, value-added, services, consumption and other taxes and duties payable by Supplier on any goods and services used or consumed by Supplier in providing the Services where the tax is imposed on Supplier’s acquisition or use of such goods or services in its provision of the Services.

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5.4.4
Supplier shall be liable for all sales, use, excise, value added, services, consumption, transfer and other use taxes that are assessed against or incurred on the transfer of assets from HWAY to Supplier, including the transfer of Existing Equipment or Software, the Assigned Contracts or any other good or service transferred or provided from HWAY to Supplier, other than taxes imposed on HWAY that are based on HWAY’s net income or gross receipts.  HWAY will use commercially reasonable efforts to minimize sales, use, excise, VAT, or services tax associated with such transfers. HWAY shall be responsible for charging any U.S. sales tax, excise, VAT, or services tax associated with the transfer of such above assets, for consideration where applicable, unless Supplier provides a valid resale/exemption certificate at the time of the transaction.

5.4.5	[______]*

5.4.6	[______]*

5.4.7	[______]*

5.4.8
Each Party shall notify and coordinate with the other Party within a reasonable amount of time in response to taxing authorities for taxes which such other Party is responsible under this Agreement. Supplier reserves the right to settle any and all claims, without notification to, or approval by HWAY, provided however that in such event, HWAY shall not be responsible for such settled taxes.

5.4.9
If withholding tax based on any payment due Supplier under this Agreement is required by Law to be withheld and remitted to a taxing authority, then HWAY will withhold and remit what it believes to be the legally proper amount to the taxing authority on Supplier’s behalf and pay the remainder to Supplier.  HWAY shall timely provide Supplier with a written receipt from the taxing authority or other evidence of such remittance payment, and reasonably cooperate with Supplier, at Supplier’s expense and reasonable request, in obtaining any lawfully available exemption from or reduction in such withholding tax requirement. If after sixty (60) days of receipt of such documentation by HWAY from the taxing authority, HWAY has not supplied Supplier with the required certificates of withholding, documentation or receipts, then Supplier shall invoice HWAY or the applicable eligible recipient for such withholding taxes and HWAY or such eligible recipient shall either pay to Supplier an amount equal to such withholding or provide the required certificates of withholding, documentation or receipts within sixty (60) days after HWAY’s or such eligible recipient’s receipt of an invoice for such amounts from Supplier. In the event that Supplier does not agree with any particular withholding, Supplier shall request, and HWAY or such eligible recipient shall provide, a reasonable explanation for such withholding. If, after receipt of such reasonable explanation, Supplier still disputes the withholding, Supplier may use the dispute resolution procedures in Section 24 to resolve such dispute.

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5.5	Incidental Expenses»

Unless otherwise expressly stated in this Agreement, all routine expenses that Supplier incurs in performing the Services (including routine travel and lodging) are included in Supplier’s charges and rates as set forth in this Agreement.  Accordingly, such Supplier expenses are not separately reimbursable by HWAY unless, on a case-by-case basis for unusual expenses, HWAY has agreed in writing in advance to reimburse Supplier for the expense.

5.6	[______]*»

6. INVOICING AND PAYMENT

6.1	Invoicing»

6.1.1
Supplier shall render a single consolidated invoice for each month’s Service Charges in the form, and pursuant to the requirements, set forth in Schedule D [______]* and Annex D-4 to Schedule D [______]* that includes at least the following:

(a)	the calculations utilized to establish the charges;

(b)	for each charge listed, the specific Section(s) of this Agreement on which such charge is based;

(c)	itemization of all Pass-Through Expenses for the previous month pursuant to Section 5.2;

(d)	deductions for applicable credits requested, in accordance with Schedule D [______]*, to be levied by HWAY due to Supplier's failure to meet the Service Levels;

(e)	the amount of any taxes Supplier is collecting from HWAY, set forth on an itemized basis; and

(f)	such details or requirements as may be reasonably specified by HWAY including such details that are necessary to satisfy HWAY’s internal accounting and chargeback requirements.

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6.2	Payment Due»

6.2.1
Subject to the other provisions of this Section 6 and Supplier performing the Services in accordance with this Agreement, undisputed invoices provided in accordance with Section 6.1.1 will be paid by HWAY within thirty (30) days after the date of the invoice thereof. Supplier shall provide each invoice to HWAY electronically on the date of the invoice. All payments will be made via ACH in accordance with Schedule P [______]*. Supplier shall give HWAY prior written notice of any change in this account information. Payment by HWAY does not constitute a waiver of any rights and remedies of HWAY or restrict HWAY’s right to make any claims with respect to the Services or deficiencies therein. If HWAY fails to pay such fees within thirty (30) days of receipt of the invoice, Supplier may charge interest from the due date on overdue undisputed amounts at the lesser of (a) one percent (1%) per month or (b) the maximum rate allowable under applicable law.

6.3	Proration»

Periodic charges under this Agreement are to be calculated on a calendar month basis, and shall be prorated for any partial month.

6.4	Prepaid Amounts»

Where HWAY has prepaid for a service or function for which Supplier is assuming financial responsibility under this Agreement, upon either Party identifying the prepayment, Supplier shall credit to HWAY on the first invoice practicable that portion of such prepaid expense which is attributable to periods on and after the Effective Date.  A list of pre-paid services and functions, and the corresponding pre-payment amounts, as of the Effective Date, if any, is attached as Annex D-3 to Schedule D [______]*.

6.5	Refunds and Credits»

If Supplier receives a refund, credit or other rebate from a third party for goods or services previously paid for by HWAY as a Pass-Through Expense, Supplier shall promptly notify HWAY of such refund, credit or rebate and shall promptly credit the full amount of such refund, credit or rebate, as the case may be, to HWAY on Supplier’s next invoice.

6.6	Accountability»

Supplier shall provide HWAY with supporting documentation and other information with respect to each invoice as may be reasonably requested by HWAY to verify the accuracy of the invoice and compliance with the provisions of this Agreement.

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6.7	Disputed Charges»

6.7.1
HWAY shall pay undisputed charges when those payments are due.  HWAY may withhold payment of any particular charges that HWAY disputes in good faith, subject to the remainder of this Section 6.7, without Supplier’s assertion of a payment default by HWAY or assessment of any late payment penalty.  In the event that a particular invoice covers both disputed and undisputed items, HWAY shall pay all undisputed items in accordance with this Section 6 and Schedule D [______]*.

6.7.2	[______]*

6.7.3	For as long as HWAY pays undisputed amounts to Supplier, then Supplier shall continue to provide the Services to HWAY.

7. HWAY FACILITIES

7.1	Provision of HWAY Facilities»

7.1.1
HWAY shall provide to Supplier, at HWAY’s own cost (other than as set forth in Section 7.2), and Supplier shall utilize in providing the Services during the Term, the space, furnishings (including basic furniture, a telephone, an HWAY-standard personal computer and standard office software, utilities and common office supplies) and fixtures of HWAY (the foregoing facilities, collectively referred to as the “HWAY Facilities”). In addition, HWAY shall provide to the Supplier Personnel who provide Services at HWAY Facilities, at HWAY’s own cost, reasonable access to photocopy, printer, facsimile, and similar office equipment.  Supplier shall be responsible for providing, at its own cost, any other facilities and support it needs to provide the Services and to perform its obligations under the Agreement.

7.1.2
Subject to Supplier’s obligations in this Section 7 with respect to HWAY Facilities, HWAY shall manage and maintain the HWAY Facilities, including the management and provision, at HWAY’s own cost (other than as set forth in Section 7.2), the facility and property electrical systems, water, sewer, lights, heating, ventilation and air conditioning systems, physical security services, maintenance and repair services, and general custodial services.

7.1.3
Supplier shall permit HWAY and its agents and representatives to enter into those portions of HWAY Facilities occupied by Supplier’s staff at any time and for any reason, including to perform Facilities-related services, subject to Supplier’s physical security policies and procedures as set forth in the Policies and Procedure Manual.

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7.1.4
HWAY shall be entitled to schedule and undertake emergency and, following coordination with Supplier, pre-planned maintenance, repairs, shutdowns and alterations with respect to HWAY Facilities, provided that Supplier shall not be liable for any breach, or delay in performance, of its obligations under this Agreement, including any failure to meet the Performance Standards, to the extent that such breach, delay or failure is caused by any such maintenance, repairs, shutdowns or alterations that are not preplanned.  In the event of mutually unplanned maintenance, repairs, shutdowns or alterations, Supplier will, to the extent appropriate under the circumstances, perform its obligations under HWAY’s disaster recovery plan or take other reasonable actions to mitigate the adverse impact, if any, of such unplanned maintenance, repairs, shutdowns or alterations.

7.2	Use of HWAY Facilities»

7.2.1
Supplier shall use HWAY Facilities in a reasonable manner, minimizing interference with HWAY’s and HWAY’s contractors’ operations.  With respect to Supplier’s use of HWAY Facilities or other use or access, directly or indirectly of the Facilities or information systems of HWAY, Supplier shall comply with all reasonable policies and procedures as provided by HWAY to Supplier from time-to-time, including procedures for physical security and health and safety requirements.

7.2.2
With respect to Supplier’s use of HWAY Facilities, conference rooms and office space shall be provided on the same basis as such Facilities, conference rooms and offices space are provided to HWAY’s employees or as otherwise mutually agreed upon in writing by the Parties.

7.2.3
Supplier shall not commit or permit waste or damage to such HWAY Facilities, nor use such HWAY Facilities for any unlawful purpose or act, and shall use such facilities in accordance with the reasonable policies and procedures of HWAY as provided to Supplier.

7.2.4
Unless otherwise agreed by HWAY in writing, Supplier shall only use HWAY Facilities for the purpose of providing the Services; provided, Supplier may use the HWAY Facilities for incidental corporate and administrative purposes. Supplier shall not permit any other person to use HWAY Facilities [______]* with respect to access and use of HWAY’s Facilities, without HWAY’s prior written approval.

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7.2.5
Supplier shall be responsible for any damage to HWAY Facilities resulting from any abuse or misuse by Supplier, Supplier Personnel [______]*, or other failure to comply with its obligations with respect to HWAY Facilities.  In the event of such damage, Supplier shall repair such damage and/or (if HWAY repairs such damages) compensate HWAY for the reasonable cost of such repairs.

7.2.6
Supplier shall not make any improvements or alterations involving structural, mechanical, electrical or other material aspects of HWAY Facilities without HWAY’s prior written approval. Any and all improvements to HWAY Facilities shall, except as otherwise agreed by the Parties in writing, become the sole property of HWAY.

7.2.7
Supplier shall coordinate the installation of Equipment at HWAY Facilities with HWAY.  The installation of Equipment that materially increases the power, cooling or weight requirements for a HWAY Facility, or otherwise has a material impact on the environment of such HWAY Facility, shall be subject to HWAY’s prior written approval.

7.3	Relocation of HWAY Facilities»

HWAY shall be entitled to change or relocate HWAY Facilities upon reasonable advance written notice to Supplier.  In the event that such relocation or change is not stated in Exhibit 1 to Annex C-4 [______]*, the Transition Plan or elsewhere in this Agreement and is not due to Supplier’s failure to comply with the terms of this Agreement, HWAY shall reimburse Supplier for Supplier’s Out-of-Pocket Expenses incurred in such relocation or change and, if the cost or difficulty of providing the Services is materially increased as a result of such relocation or change, the Charges under this Agreement shall be equitably increased.

7.4	Return of HWAY Facilities»

In the event any of the HWAY Facilities are no longer required for performance of the Services or upon Termination of this Agreement, Supplier shall promptly return such HWAY Facilities to HWAY (but in no event more than twenty (20) days from such date) in substantially the same condition as when Supplier began to use such HWAY Facilities, subject to reasonable and ordinary wear and tear.

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8. EQUIPMENT AND THIRD PARTY CONTRACTS

8.1	Existing Equipment»

8.1.1
Subject to Supplier’s prior written approval, HWAY shall sell, and Supplier shall purchase and pay HWAY for, the Transferred Equipment, if any, identified in Schedule H (Equipment and Contracts) for the amount set forth in such Schedule pursuant to a mutually satisfactory Sale Agreement.

8.1.2
With respect to Existing Equipment, other than any Transferred Equipment identified in Schedule H (Equipment and Contracts), that is owned or leased by HWAY including Equipment procured for HWAY pursuant to Sections 8.4.2 or 8.4.3 (“Retained Equipment”), HWAY grants to Supplier during the Term the rights to access and use the Retained Equipment solely to the extent necessary for performing the Services.

8.1.3	Supplier acknowledges that no legal or equitable claim to the Retained Equipment owned by HWAY or leased by HWAY from a third party shall transfer to Supplier by way of this Agreement.

8.1.4
Throughout the Term and thereafter for the purposes of Termination Assistance, Supplier shall keep any Retained Equipment that it uses to provide the Services separate, to the extent reasonably practicable, from the property of Supplier and of third parties, and identified as HWAY’s property.

8.1.5
Supplier shall not purport to pledge, or in any way charge by way of security, permit any lien to be placed on, or otherwise encumber or permit the encumbrance in any way, any of the Retained Equipment which shall at all times remain HWAY’s or the applicable third party lessor’s property and shall irrevocably waive any rights which may arise under Law to take a lien over the Retained Equipment for any sums due to Supplier pursuant to this Agreement.

8.1.6
Supplier shall install, operate and maintain at its expense any equipment, software and licenses needed to provide the Services unless expressly identified as HWAY’s responsibility in the [______]* attached as Annex D-3 to Schedule D. During the Term hereof, Supplier shall comply with all applicable requirements of the vendor agreements between a third-party vendor and Supplier, including, without limitation, license requirements, site requirements (including environmental and other requirements), technical requirements, and any other contractual requirements.

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8.2	Retained Contracts

8.2.1
Subject to Section 8.5 hereof, HWAY hereby authorizes Supplier to, and Supplier shall, administer the Retained Contracts. HWAY will promptly notify all corresponding third parties of such authorization through a letter of agency.  Supplier has no right to sue, claim or take any legal actions (or any precursors to such actions) in HWAY’s name or with respect to the Retained Contracts, and Supplier shall inform HWAY of any issues arising in relation to the Retained Contracts. Supplier shall inform HWAY when any contracts are due for renewal, and ensure that Supplier’s use of Equipment, Software and any services received under the Retained Contracts is, and Supplier is otherwise, in compliance with the provisions of such contracts.  Supplier shall administer such Retained Contracts for the sole benefit of HWAY and shall not use any Equipment and Software provided under such Retained Contracts except in connection with this Agreement.

8.2.2
Supplier shall support and use Diligent Efforts to cause the corresponding third parties to comply with their obligations under the Retained Contracts to maintain in good working order through the industry standard useful life of all Equipment and Software provided under the Retained Contracts.

8.2.3	HWAY will, from the Effective Date, not terminate, extend, amend, or substitute any Retained Contract without prior written notice to Supplier.

8.2.4
Supplier shall comply with the duties imposed on HWAY under the Retained Contracts, including use restrictions and confidentiality obligations, and Supplier shall not seek to modify or otherwise revoke such terms without HWAY’s prior written consent.

8.2.5	HWAY shall pay the charges under the Retained Contracts.

8.2.6	HWAY intends to terminate, or allow to expire, those Retained Contracts as set forth in Schedule H (Equipment and Contracts).

8.2.7
Except as otherwise requested or approved by HWAY (or the relevant licensor), Supplier shall cease all use of the Retained Contracts upon Termination of this Agreement, except to the extent necessary to comply with Supplier’s obligations under Section 26.8.

8.3	Assigned Contracts»

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8.3.1
Subject to Supplier’s prior written approval and Supplier having obtained any Required Consents, HWAY shall on the later of the Effective Date or the date on which Supplier obtains the applicable Required Consent, assign to Supplier, and Supplier shall accept such assignment for, those Existing Equipment Leases, third party service contracts, Third Party Software Contracts, and other contracts, if any, as are listed in Schedule H (Equipment and Contracts) (the “Assigned Contracts”).

8.3.2
Supplier shall comply with the duties imposed on HWAY under the Assigned Contracts, if any, and shall pay directly (or reimburse HWAY if HWAY has paid) the charges under the Assigned Contracts that are attributable to periods on and after the effective date of the applicable assignment.

8.4	Equipment Acquisitions During the Term»

8.4.1
Subject to Sections 8.4.2 and 8.4.3, Supplier shall procure for and on behalf of HWAY, and HWAY shall acquire, Equipment, including modifications, upgrades, enhancements, additions and replacements of Transferred Equipment (if any) and all Retained Equipment as necessary or appropriate to provide the Services and refresh such equipment in accordance with Supplier’s technology refreshment policies set forth in Schedule F [______]* or as otherwise agreed in writing by the Parties.

8.4.2
Modifications, upgrades, enhancements, additions and replacements of the Retained Equipment shall be acquired in the name of HWAY (and title shall vest with HWAY) to the extent that HWAY or its Affiliates remains the owner of such Retained Equipment, and shall be treated in accordance with the governing lease to the extent that HWAY remains the lessee of such Retained Equipment. Supplier will use commercially reasonable efforts to structure such leases as capital rather than operating leases and Supplier shall submit such leases to HWAY’s Corporate Financial Officer for approval prior to execution.

8.4.3
With respect to Equipment acquisitions for which there is a charge set forth in Schedule D [______]*, the acquisition costs, if any, for such Equipment shall be treated as a Pass-Through Expense unless otherwise mutually agreed on a case-by-case basis, and such Equipment shall be purchased or leased in the name of HWAY unless HWAY requires otherwise in writing.

8.5	Equipment Maintenance»

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Supplier shall manage the maintenance of the Supplier Equipment and maintain the Systems Software (excluding operating systems) so that they operate in accordance with their specifications, including:

(a)	maintaining the equipment in good operating condition, subject to normal wear and tear; and

(b)	undertaking repairs and preventative maintenance on Equipment and performing Software maintenance in accordance with the applicable manufacturer’s or licensor’s recommendations.

8.6	Required Consents»

HWAY, with the reasonable assistance of Supplier, shall use commercially reasonable efforts to obtain, as of the Cut-Over Date, the Required Consents. HWAY shall pay such fees (such as transfer or upgrade fees) as may be required to obtain a Required Consent with respect to resources or rights of access provided by HWAY, and Supplier shall pay such fees (such as transfer or upgrade fees) as may be required to obtain a Required Consent with respect to resources or rights of access provided by Supplier. If a Required Consent is not obtained, then unless and until such Required Consent is obtained, subject to the Change Control procedures, Supplier and HWAY shall determine and adopt such alternative approaches as are necessary and sufficient to provide the Services without such Required Consents and HWAY shall solely be responsible for all payments due in connection with the alternative approach.

9. SOFTWARE AND PROPRIETARY RIGHTS

9.1 Intellectual Property Rights Existing as of the Effective Date

This Agreement shall not be deemed to assign or transfer ownership by any Party of any Intellectual Property Rights existing as of the Effective Date.

9.2 HWAY Software and HWAY Material

9.2.1	HWAY shall retain all right, title and interest in and to HWAY Software and HWAY Material, including all Intellectual Property Rights therein.

9.2.2	[______]*

9.2.3	[______]*

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9.2.4
Supplier agrees that all such Modifications, enhancements and derivative works of the HWAY Software and HWAY Material are the sole and exclusive property of HWAY and are “works made for hire” within the meaning of the United States Copyright Act of 1976, 17 U.S.C. §101 et seq. To the extent that any such Modifications, enhancements or derivative works do not qualify as a “work made for hire,” Supplier hereby irrevocably assigns (free from any encumbrance) all right, title and interest (including all Intellectual Property Rights created hereunder) in and to such Modifications, enhancements and derivative works without further consideration for such assignment. To the extent any such rights cannot be assigned by Supplier, including moral rights, if applicable, Supplier agrees to, and hereby does, irrevocably waive any and all such rights and will not seek to assert or enforce such rights for its own benefit. [______]* Supplier agrees to execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further documents and instruments as may reasonably be required to effect the assignment contemplated herein. For the avoidance of doubt, this assignment shall not be affected in any way by the rejection of any Modifications, enhancements or derivative works by HWAY under this Agreement or the termination, in whole or in part, of this Agreement by HWAY.

9.2.5	[______]*

9.3 Developed IP Developed Under this Agreement

9.3.1
[______]* To the extent that any such Developed IP does not qualify as a “work made for hire,” Supplier hereby irrevocably assigns (free from any encumbrance) all right, title and interest (including all Intellectual Property Rights created hereunder) in and to such Developed IP without further consideration for such assignment. To the extent any such rights cannot be assigned by Supplier, including moral rights, if applicable, Supplier agrees to, and hereby does, irrevocably waive any and all such rights and will not seek to assert or enforce such rights for its own benefit. [______]* Supplier agrees to execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further documents and instruments as may reasonably be required to effect the Developed IP assignment contemplated herein. For the avoidance of doubt, this assignment shall not be affected in any way by the rejection of any Developed IP by HWAY under this Agreement or the termination, in whole or in part, of this Agreement by HWAY.

9.4 Pre-Existing Supplier Software, Supplier Material and Supplier Developed Software

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9.4.1	[______]*

9.4.2	[______]*

9.4.3	[______]*

9.4.4	[______]*

9.5 [______]*

9.6 [______]*

9.7 Third Party Software Acquired During the Term

[______]*

10. MAINTENANCE OF KNOWLEDGE DATABASE/REPOSITORY

Within ninety (90) days of the Effective Date, Supplier agrees to begin capturing, through use of its proprietary tool “Knowledge Center”, information, know-how, processes, policies and procedures, techniques and methodologies, developed or used by Supplier in the performance of Services and inputting this information into a separate repository available to HWAY (“Knowledge Repository”). Throughout the Term of this Agreement, Supplier shall maintain and update the Knowledge Repository on an “as needed” basis. Supplier shall make available to HWAY at all times electronic access to the Knowledge Repository. In addition, Supplier agrees to begin capturing information and know-how developed or used by Supplier in the performance of Helpdesk services only and input this information into a knowledge database made available to HWAY. [______]*

11. PERSONNEL

11.1	Key Supplier Positions»

11.1.1
The Key Supplier Positions approved as of the Effective Date are set forth in Schedule I [______]*. In addition, Supplier acknowledges and agrees that the Supplier Transition Manager shall devote substantially his or her full time and effort to supplying the Transition Services until the conclusion of the Transition related Services.

11.1.2
HWAY may, from time to time, upon thirty (30) days’ prior written notice to Supplier, designate new or alternative Key Supplier Positions but HWAY shall not, without Supplier’s consent (such consent not to be unreasonably withheld), materially increase the proportion of Key Supplier Positions relative to the Personnel required to supply the Services.

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11.2	Key Supplier Position Approvals Procedure»

11.2.1	Prior to assigning an individual to a Key Supplier Position, whether as an initial assignment or a subsequent assignment, Supplier shall:

(a)	notify HWAY of the proposed assignment;

(b)	introduce the individual to appropriate HWAY representatives (and, upon request, provide such representatives with the opportunity to meet with the individual); and

(c)	provide HWAY with such information as HWAY may reasonably request about the individual’s training, experience and skills relevant to the requirements of the Key Supplier Position.

11.2.2	In the event that HWAY objects to the proposed assignment, HWAY and Supplier shall each use commercially reasonable, good faith efforts to resolve HWAY’s concerns.

11.2.3
In the event that HWAY and Supplier are unable to resolve HWAY’s concerns within five (5) days of HWAY’s objection, Supplier shall not assign the individual to the Key Supplier Position and shall propose to HWAY the assignment of another individual of training, experience and skills suitable to the requirements of that position and the provisions of this Section 11.2 shall apply to such other individual.

11.3	Retaining Key Supplier Positions»

11.3.1
Supplier shall (if necessary by temporary personnel provided that Supplier Personnel serving in Key Supplier Positions have vacated their positions as described below) ensure that the Key Supplier Positions are filled at all times and that:

(a)
each of Supplier Personnel identified in Schedule I [______]* to serve in the Key Supplier Positions devotes substantially his or her full time and effort to supplying the Services (except as otherwise provided in Schedule I) for at least two (2) years from the Effective Date except for those Supplier Personnel designated with only a one (1) year retention requirement; and

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(b)	Supplier Personnel filling Key Supplier Positions at any time during the Term are not reassigned or replaced for at least two (2) years following assignment to those positions, unless such Supplier Personnel resigns from his or her employment, or terminates his or her contract with Supplier, or is unable to work owing to mental or physical incapacity for a period exceeding fifteen (15) business days, or is dismissed, or terminated for misconduct, or in connection with a reduction in the volume of Services provided under this Agreement, or has a change in family circumstances, not due to Supplier, resulting in his or her relocation.

11.3.2	Supplier shall not replace a person filling a Key Supplier Position without first complying in full with Section 11.2 and:

(a)	demonstrating to HWAY that the new person is qualified to meet the requirements of the Key Supplier Position; and

(b)	obtaining HWAY’s prior written consent.

11.4	Use and Compliance of Supplier Personnel»

Supplier shall:

11.4.1	use an adequate number of Supplier Personnel to supply the Services;

11.4.2
ensure that all Supplier Personnel who perform the Services are properly trained and capable of meeting the requirements of the Services tasks assigned to them in a workmanlike and timely manner and in accordance with the Performance Standards;

11.4.3	ensure that Supplier Personnel perform their duties in a manner that does not intentionally interrupt and is not intentionally inconsistent with HWAY’s provision of health care services; and

11.4.4	ensure that all Supplier Personnel are informed of and comply with:

(a)
any applicable policies or procedures provided by HWAY to Supplier from time to time which shall include, without limitation, any health or safety requirements, building access and security procedures and policies relating to conduct of personnel admitted to HWAY’s (or a third party’s) premises; and

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(b)	Supplier’s obligations under this Agreement with respect to Confidential Information, Protected Health Information and data security.

11.5	Turnover of Supplier Personnel»

HWAY and Supplier agree that it is in their best interests to minimize the turnover rate of Supplier Personnel performing the Services (“Turnover Rate”).  Accordingly, Supplier shall use commercially reasonable efforts to keep the Turnover Rate to a level reasonably comparable to the level experienced by other information technology suppliers in the health care sector for the geographic region where the applicable services are being performed. If HWAY notifies Supplier that the Turnover Rate with respect to Supplier Personnel is not acceptable, Supplier shall as soon as reasonably practicable:

11.5.1	provide to HWAY sufficient data to establish the actual extent of the Turnover Rate including, in particular, the Turnover Rate among Key Supplier Positions;

11.5.2	meet with HWAY to discuss the impact of the level of the Turnover Rate; and

11.5.3	submit to HWAY a proposal for reducing the Turnover Rate (including any associated price impact), which, once agreed to in writing between HWAY and Supplier, shall form part of this Agreement.

11.6	Replacement of Supplier Personnel at HWAY’s Request»

11.6.1
HWAY may notify Supplier at any time during the Term that it requires Supplier to replace any (a) HWAY-facing Supplier Personnel or (b) Key Supplier Positions involved in the provision of the Services for the good and lawful reasons stated in the notice. After receipt of such notice, Supplier shall have [______]* business days in which to investigate the matters stated in the notice and discuss its findings with HWAY. In the event that, following that period, HWAY still requires replacement of the individual, Supplier shall replace that individual with another individual with training, experience and skills suitable to meet the requirements of the assigned Services tasks.

11.6.2
In the event that, in its discretion, HWAY believes that an individual is a threat to the health, safety or security of any of HWAY’s or a third party’s personnel, data or property, or is disruptive to HWAY’s services, or threatens to be, or is materially in breach of the terms and conditions of this Agreement or any HWAY written policy or procedure which was previously provided to Supplier, then Supplier shall remove that individual from the provision of the Services forthwith and, not limiting the foregoing, HWAY shall have the right to restrict such individual’s access to HWAY’s premises and systems at its sole discretion.

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11.6.3
Supplier shall bear all costs associated with any removal and replacement of Supplier Personnel pursuant to this Section 11.6, including costs associated with the training and education of replacement personnel.  HWAY shall have no liability for claims brought by any replaced Supplier Personnel against HWAY or Supplier as a result of HWAY’s exercise of its rights under this Section 11.6, and Supplier shall indemnify HWAY against any such claims.

11.6.4
Nothing in this Agreement shall grant HWAY the right to require Supplier to terminate any individual’s employment or contract with Supplier, and the rights granted herein are solely in connection with Supplier’s provision of Services to HWAY.

11.7	Restrictions on Supplier Personnel

[______]*

11.8	Transfer of HWAY Personnel

[______]*

12. [______]*

13. HWAY RESPONSIBILITIES

13.1	Cooperation»

13.1.1	HWAY shall from time-to-time designate an individual to whom all Supplier communications concerning this Agreement may be addressed (the “HWAY CIO”).

13.1.2
HWAY shall cooperate with Supplier by making information and approvals of HWAY available as required in this Agreement within the time periods specified herein for such information or approvals or, where no time period is specified, within a reasonable time period.

13.2	Savings Section»

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The failure by HWAY to perform any of its responsibilities set forth in this Agreement shall not be deemed to be grounds for termination by Supplier (other than as provided for in Section 26.4); provided, however, Supplier’s non-performance of its obligations under this Agreement shall be excused if and to the extent that:

13.2.1	Supplier’s non-performance directly results from the acts or omissions of HWAY or any of HWAY’s subcontractors, agents and Affiliates to perform their respective obligations under this Agreement; and

13.2.2
Supplier promptly provides HWAY with written notice of such non-performance as soon as it has knowledge of the non-performance and uses commercially reasonable efforts to perform the Services on a schedule that is extended by (i) no more than one day for each day of HWAY’s or any of its subcontractors’ non-performance of their responsibilities or interference, or (ii) such other time period as is reasonable under the circumstances. However, Supplier shall not be required to incur additional costs in such commercially reasonable efforts.

14. RELATIONSHIP MANAGEMENT

14.1	Supplier Account Manager»

Supplier shall designate an individual to whom all HWAY communications concerning this Agreement may be addressed (the “Supplier Account Manager”).

14.2	Key Supplier Personnel Performance Appraisal»

As part of Supplier’s annual performance review process, Supplier will solicit from the HWAY CIO a reasonable number of performance objectives that will be included among the performance objectives to be achieved by the Supplier Account Manager and other Key Supplier Personnel during the next evaluation year which performance objectives shall be subject to Supplier’s approval not to be unreasonably withheld.  In addition, Supplier shall solicit the HWAY CIO’s appraisal of Supplier’s Project Executive and other Key Supplier Personnel in connection with Supplier’s annual employee performance appraisal process, which appraisal shall include whether or not the Supplier Account Manager and other Key Supplier Personnel achieved the performance objectives provided by the HWAY CIO.

14.3	Steering Committee»

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14.3.1
The Parties shall form a steering committee to facilitate communications between them and assist in certain, specified evaluation and decision making tasks (the “Steering Committee”).  HWAY’s members of the Steering Committee shall be composed of HWAY’s [______]* and other Key Personnel from Supplier, and such other persons as may be mutually agreed in writing by the Parties.  Members of the Steering Committee may be represented at any meeting by a designee appointed by such member for such meeting.  Each Party shall be free to designate different senior officers or executives, in accordance with the requirements of this Section 14.3.1, upon prior written notice to the other Party. Each Party may, in its discretion, invite personnel that are not members of the Steering Committee upon the other Party’s written consent to such invitee(s).

14.3.2
The Steering Committee shall have the right to create, and assign responsibilities to, subcommittees.  Such subcommittees shall report to the Steering Committee.  The Steering Committee shall have authority over such subcommittees.

14.3.3	The purpose of the Steering Committee shall be for overall relationship management and performance reporting.

14.3.4	The Steering Committee shall meet as set forth in Schedule G (Meetings).

14.3.5
HWAY and Supplier shall use Diligent Efforts to reach consensus on the matters properly before the Steering Committee which materially affect Supplier’s obligations under this Agreement.  In the event that the Steering Committee cannot reach consensus with respect to such matter, either Party may invoke the provisions of Section 24 of this Agreement.

14.4	Reports»

Commencing on the Effective Date, Supplier shall provide the reports as described and set forth in Exhibit 1 to Annex C-1 [______]*.

14.5	Meetings»

Commencing on the Effective Date, the Parties shall have meetings between representatives of HWAY and Supplier, in accordance with Schedule G (Meetings).

14.6	Technology Plan»

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14.6.1
Supplier shall prepare an annual technology plan in accordance with the provisions of this Section 14.6 which is attached hereto as Schedule K [______]* and shall, subject to the Change Control procedures set forth in Schedule E [______]*, perform the Services in accordance with the Technology Plan. The Technology Plan shall address HWAY’s technology requirements in support of its Objectives for the subsequent three (3) full fiscal years. Supplier shall submit to HWAY a draft of the Technology Plan that shall be reasonably acceptable to HWAY and subject to HWAY’s written approval, which draft shall have been developed with input from key business Colleagues from HWAY.  Supplier shall submit a revised Technology Plan for HWAY’s written approval within fifteen (15) days of receiving HWAY’s comments.  The draft of the Technology Plan for the first year is attached hereto as Exhibit 1 to Annex C-4 [______]*, and the draft Technology Plan for subsequent years shall be provided by March 1 of the relevant year. After the first year, the Technology Plan shall address the information technology requirements of HWAY’s activities and shall:

(a)	incorporate, conform to, and support HWAY’s desired overall outcomes as provided by HWAY to Supplier for the relevant time period;

(b)
assess the appropriate direction for such systems and services, in light of HWAY’s business priorities and strategies (to the extent such business information is provided by HWAY to Supplier) and competitive market forces;

(c)	specifically identify proposed software and hardware strategies and direction;

(d)	include a detailed summary of the projects and tasks which Supplier proposes to achieve HWAY’s desired overall outcomes as provided by HWAY to Supplier, including:

(i)	in the event that such projects or tasks will result in a scope change, a Scope Change request in accordance with Schedule E [______]*;

(ii)	in the event that such projects or tasks result in New Services the pricing applicable in the event that HWAY elects to have Supplier perform such projects or tasks;

(iii)	a cost/benefit analysis of any proposed changes;

(iv)	a description of the types of personnel skills and abilities needed to respond to any recommended changes or upgrades in technology;

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(v)	a general plan and a projected time schedule for developing and achieving the recommended elements;

(vi)
references to appropriate information services operations platforms that support Performance Standard requirements and/or represent potential gains in service quality, cost savings, or efficiency for health and care support providers; and

(vii)
a discussion of the potential regulatory and accreditation impact of any proposed information services operations platforms, provided that HWAY acknowledges that (A) such discussion shall not constitute legal advice or a legal opinion by Supplier and (B) HWAY shall be solely responsible for determining whether Supplier’s proposed technology solution satisfies HWAY’s obligations under applicable law; and

(e)	as necessary to support the overall objectives and directions of the three-year plan described above:

(i)	provide specific guidance as to the information services requirements, projects, and plans for the upcoming year, including details on operations, maintenance backlog and development activities; and

(ii)	include a summary review of Supplier’s performance of the Services in the year then concluding and review and assess the Technology Plan with respect to that year.

14.6.2
The Technology Plan shall be revised annually in accordance with Section 14.6.1 and in a manner that supports HWAY’s annual business planning cycle.  The Technology Plan shall also be updated during the year as necessary to reflect changes in the business of HWAY which materially impact the validity of the then-existing Technology Plan.  Supplier shall recommend modifications to the Technology Plan as it deems appropriate, and shall revise the Technology Plan as requested or approved by HWAY.

14.7	Systems Change Management»

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14.7.1
Supplier shall be responsible for all changes to HWAY’s IT environment relating to the Services, including changes to programs, manual procedures, job control language statements, distribution parameters and schedules.

14.7.2	Supplier will control changes to HWAY’s IT environment pertaining to the Services according to Schedule E [______]*.

15. CHANGES TO SERVICES

15.1	Scope Changes»

Scope Changes shall be agreed and implemented pursuant to the Change Control procedures as set forth in Schedule E [______]*.

15.2	System Changes»

System Changes shall be implemented by Supplier in accordance with Section 14.7 and Schedule E [______]*. Supplier shall not relocate any HWAY Equipment or HWAY Software without HWAY’s prior written consent. [______]*

15.3	New Services»

15.3.1
HWAY may request Supplier to supply New Services from time to time.  New Services are subject to mutual agreement of the Parties as set forth in Schedule E [______]* and Service Charges for New Services shall be determined in accordance with Schedule D [______]* and Schedule E [______]*.  New Services shall become part of the Services.

15.3.2
Supplier agrees that where regulatory or legal changes that affect multiple Supplier clients result in New Services, Supplier shall not allocate the charges for those New Services disproportionately to HWAY in relation to Supplier’s other clients.

15.3.3	Supplier shall not begin performing any New Services until the charges are approved by HWAY in writing.

15.4	Technology Refresh

[______]*

15.5	Support for Acquisitions

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15.5.1
With respect to a potential acquisition by HWAY, upon HWAY request, Supplier shall provide, subject to the Change Control procedures and for an additional charge, acquisition support (including assessments of any application portfolios and related technology environments to be acquired, potential integration approaches, and the impact of the acquisition on the Services, Service Levels, charges and other aspects of this Agreement) as reasonably necessary to assist with HWAY assessment of the portion of the acquisition to which the Services will relate. Such support shall be provided within the timeframe reasonably requested by HWAY or as required by the timing of the transaction.

15.5.2
Supplier shall, subject to the Change Control procedures, transition the application portfolios and other aspects of the IT environment of the acquired entity as they relate to the Services to the HWAY environment.

15.6	Due Diligence»

15.6.1
Equipment, Software and Retained Contracts and Assigned Contracts that are the subject of Section 8 are listed in Schedule H (Equipment and Contracts), Exhibit 3 to Annex C-3 [______]*, Exhibit 1 to Annex C-3 [______]* and Annex D-3 to Schedule D [______]*. While the Parties intend that such Schedule will be comprehensive, neither Party warrants the completeness or accuracy of such Schedule.

15.6.2
During the period commencing on the Agreement Date and ending six (6) months after the Effective Date, if the Parties discover that any Equipment or Software item or Contract is not identified in Schedule H (Equipment and Contracts), Exhibit 3 to Annex C-3 [______]*, Exhibit 1 to Annex C-3 [______]* or Annex D-3 to Schedule D [______]*, respectively (“Unidentified Resources”), the following shall apply:

(a)
Upon discovery of an Unidentified Resource, the Parties’ respective operational, administrative, financial, and legal obligations for a (formerly) Unidentified Resource shall be on the same basis for which the Parties are responsible for the most comparable analogous resource already listed in Schedule H, Exhibit 3 to Annex C-3 [______]*, Exhibit 1 to Annex C-3 [______]*  or Annex D-3 to Schedule D [______]*, and such Unidentified Resource shall be added to Schedule H, Exhibit 3 to Annex C-3 [______]*, Exhibit 1 to Annex C-3 [______]* or Annex D-3 to Schedule D [______]* by amendment of this Agreement in accordance with Section 27.8.

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(b)
To the extent that the Parties discover Unidentified Resources after such six (6) month period, then unless otherwise agreed by the Parties: (i) HWAY shall be financially responsible for such Unidentified Resources; and (ii) the Parties’ respective operational, administrative, and legal obligations for a (formerly) Unidentified Resource shall be on the same basis for which the Parties are responsible for the most comparable analogous resource already listed in Schedule H, Exhibit 3 to Annex C-3 [______]*, Exhibit 1 to Annex C-3 [______]*  or Annex D-3 to Schedule D [______]*

16. AUDITS AND RECORD KEEPING

16.1	Audit Rights»

16.1.1
Supplier shall provide to HWAY Audit Representatives access to Supplier [______]* service locations where the Services are being provided, during normal business hours at all reasonable times, [______]* provided however, that such access for regulatory audits, HWAY customer-requested audits and internal HWAY audit assistance reasonably requested for purposes of Sarbanes-Oxley compliance shall be provided at any times required or requested, and shall grant HWAY Audit Representatives reasonable access, subject to Sections 16.1.4 and 16.1.8 hereof, to Supplier Personnel to discuss, and to data, records and information relating to, the Services for the purpose of performing audits and inspections (“Audits”) to:

(a)	verify the accuracy of charges and invoices;

(b)	verify the integrity of HWAY Information and examine the systems that process, store, maintain, support and transmit HWAY Information;

(c)	[______]*

16.1.2	Supplier shall reasonably cooperate with HWAY Audit Representatives and provide such assistance as HWAY Audit Representatives reasonably require in carrying out the Audits.

16.1.3	HWAY shall provide at least twenty (20) business days’ notice of any Audit it intends to conduct pursuant to this Section 16 unless any of the following circumstances apply:

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(a)	such Audit is required by HWAY for reasons of suspected fraud or compliance with the security requirements set forth in this Agreement including Section 17.3;

(b)	HWAY has reasonable grounds to suspect that Supplier may be in material breach of its obligations;

(c)
where the Audit is of a regulatory nature and under such circumstances where providing Supplier twenty (20) business days’ notice is impracticable, in which case HWAY shall provide such advance notice as is reasonable and practicable under the circumstances; or

(d)	where any HWAY customer, client or End User agreement or contract requires less than twenty (20) business days’ notice.

16.1.4
HWAY shall ensure that HWAY Audit Representatives (other than regulatory HWAY Audit Representatives) shall comply with Supplier’s reasonable security requirements provided to HWAY and shall obtain executed confidentiality agreements from such HWAY Audit Representatives in a form reasonably acceptable to Supplier.

16.1.5	Supplier shall cooperate with HWAY in dealing with regulatory Audits or requests by certification and regulatory agencies auditing HWAY or HWAY’s clients, customers or End Users, including:

(a)	providing HWAY and the applicable regulatory agencies with all reasonable assistance;

(b)	notifying HWAY as soon as practicable of any regulatory Audit;

(c)	permitting HWAY or its representatives to be present and to participate in such regulatory Audits;

(d)	providing HWAY with copies of any reports or written communications with respect to such regulatory Audits to the extent the report or communication is provided to Supplier;

(e)	liaising with HWAY and HWAY Audit Representatives with respect to responses to such regulatory Audit communications; and

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(f)
implementing, and complying with, the recommendations or requirements of a regulatory Audit subject to the Change Control procedures (other than with respect to Supplier’s right to reject such proposed change).

16.1.6	Without limiting the foregoing in this Section 16.1, Supplier agrees:

(a)
to make available, upon the written request of the Secretary of Health and Human Services or the Comptroller General, or their representatives, or any other regulator exercising proper jurisdiction, this Agreement and such books, documents and records as may be necessary to verify the nature and price of the Services rendered hereunder to the full extent required by the Health Care Financing Administration implementing Section 952 of the Omnibus Reconciliation Act of 1980, codified at 42 U.S.C. Section 1395x(v)(1)(l), or by any other applicable federal or state authority;

(b)	such access will be granted for four (4) years after the Services are furnished; and

(c)	such access shall be limited to books, documents and records necessary to verify the nature and extent of the price of the Services provided by Supplier.

16.1.7	[______]*

16.1.8
The Audit Representatives shall have no access to any data, records or other information concerning: (i) Supplier’s other customers; or (ii) Supplier’s internal costs of performing the Services or any internal charges (excluding only costs reimbursed by HWAY and Pass-Through Expenses). Neither HWAY nor the Audit Representatives shall have access to personal information about Supplier Personnel if prohibited by law or Supplier policies concerning personal information or personnel matters.

16.2	Supplier Audits»

16.2.1
Supplier shall conduct reviews and audits of, or pertaining to, the Services in a manner consistent with the audit practices of well managed operations performing services similar to the Services. Supplier shall within seven (7) days of the Effective Date provide HWAY with the written results of the last security audit carried out by an independent third party on Supplier’s Service Management Center (“SMC”) from which the Services will be provided [______]*

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16.2.2
[______]* Supplier shall bear all costs and expenses associated with obtaining and delivering each SSAE 16 Type 2 Report (or successor thereto). [______]* As requested by HWAY, Supplier shall either (1) certify (via a factual self-assessment) to HWAY in writing that during the applicable gap period no changes have been made to the Services or the systems, the manner in which the Services or systems are provided or operated, applicable controls, or the Objectives that could reasonably be expected to have any impact on the contents of, or opinions set forth in, the applicable SSAE 16 Type 2 Report (or successor thereto); or (2) provide HWAY with a written description of any such changes. [______]*

16.2.3	[______]*

16.2.4
Supplier shall promptly make available to HWAY the results of any review or audit conducted by inspectors or regulators (but not including Supplier’s routine internal audits) relating to the Services and advise HWAY of any actual or suspected error with respect to amounts charged to HWAY under this Agreement.

16.3	Audit Follow-Up»

16.3.1
Following an Audit, HWAY shall conduct (in the case of an internal Audit), or request its external HWAY Audit Representatives to conduct, a review meeting with Supplier to obtain factual concurrence with issues identified in the Audit.

16.3.2
Supplier and HWAY shall meet to review each Audit report promptly after the issuance thereof and shall mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the Audit report.  If the Audit report reveals that Supplier has failed to perform any of its obligations under this Agreement, Supplier promptly shall provide to HWAY for its approval a remediation plan and timetable for achievement of the actions and/or improvements set forth in such plan.  Following approval of the plan and timetable by HWAY, Supplier shall implement such plan in accordance with the agreed timetable and will confirm its completion by sending written notice to HWAY.

16.3.3	HWAY and Supplier shall develop and follow procedures for the sharing of reports for Audits carried out pursuant to this Section 16.

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16.3.4
If any Audit reveals any overcharge or undercharge in any Supplier invoice, an appropriate correcting payment or credit shall be promptly made by the appropriate Party. In the event that an Audit reveals an overcharge by Supplier, Supplier’s correcting payment shall be made together with interest at the lesser of one percent (1%) above the U.S. prime lending rate as published by Citibank, N.A. or the maximum rate allowed by applicable law from the date the incorrect payment was made by HWAY to the date of the repayment by Supplier.

16.3.5
Audits shall be conducted at HWAY’s expense unless fees in any Supplier invoice are found to have been overcharged by [______]* or more, in which case Supplier shall pay the reasonable costs of the audit and all adjustments in fees due.

16.4	Records Retention»

16.4.1
Supplier shall maintain all records generated or retained by or on behalf of HWAY in accordance with HWAY’s internal records retention policy, a copy of which is attached to this Agreement as part of Schedule F [______]*, and as such may be amended from time to time subject to the Change Control procedures.

16.4.2
Upon request, Supplier shall maintain and provide access for HWAY Audit Representative to the records, documents and other information required to meet HWAY’s audit rights under this Agreement until the later of:

(a)	five (5) years after the date the applicable Service was completed;

(b)	the date that all pending matters relating to the applicable Service (including disputes) are closed;

(c)	the date when such records, documents and other information are no longer required to meet Supplier’s records retention policy, as such policy may be amended from time to time; or

(d)	the date when such records, documents and other information is no longer required to be retained pursuant to Laws applicable to Supplier.

HWAY shall pay, as a Pass-Through Expense, all reasonable out-of-pocket costs of maintaining and providing access to (i) HWAY’s inactive records, documents and other information, and (ii) to the extent Supplier is required by this Section 16.4 to retain any of its inactive records for a period longer than that provided by Supplier’s records retention policy, Supplier’s inactive records, documents and other information.

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16.4.3
Without limitation to Section 16.4.1, Supplier shall maintain complete and accurate records of, and supporting documentation for, invoices submitted to HWAY and the payments made by HWAY under this Agreement in accordance with generally accepted accounting principles applied on a consistent basis.

16.4.4	Supplier shall promptly provide, at HWAY’s reasonable expense, copies of all records retained under this Section 16.4 as requested in writing by HWAY.

16.5	[______]*»

17. SAFEGUARDING OF INFORMATION AND SECURITY

17.1	Rights in HWAY Information»

17.1.1
HWAY Information shall be and remain, as between the Parties, the property of HWAY and nothing in this Agreement shall grant to Supplier any right, title or interest in such information. No HWAY Information, or any part thereof, may be assigned or leased to third parties by Supplier or commercially exploited by or on behalf of Supplier.

17.1.2	HWAY Information shall only be used by Supplier for the purpose of performing the Services under this Agreement and pursuant to the terms of this Agreement.

17.2	HIPAA»

Notwithstanding anything to the contrary in this Agreement, Protected Health Information shall be subject to the terms of Schedule L (Business Associate Addendum) and Supplier shall use and disclose Protected Health Information only in accordance with Schedule L (Business Associate Addendum).  In the event of a conflict between a term or terms of this Agreement and Schedule L (Business Associate Addendum), the term or terms of Schedule L (Business Associate Addendum) shall control and govern.  For clarification, and notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall limit Suppliers’ obligations and liability as set forth in Schedule L (Business Associate Addendum).

17.3	Security»

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17.3.1
Supplier shall establish and maintain safeguards against the destruction, loss, alteration or disclosure of HWAY Information or Protected Health Information in the possession of Supplier in accordance with the data, systems and physical security requirements attached as Annex C-5 to Schedule C [______]*.

17.3.2	Without limiting the generality of Section 17.3.1:

(a)
Supplier’s obligations in the prevention of any unauthorized access, alteration, destruction, copying, use, or disclosure of HWAY Information, Confidential Information or Protected Health Information (“Information Breaches”) are as specified in the security requirements contained in Annex C-5 to Schedule C [______]*.  In the event Supplier suspects, becomes aware of, or initiates an investigation into any such Information Breach, Supplier shall promptly report such incident, suspected incident, or investigation in writing to HWAY;

(b)
Supplier shall undertake the obligations as specified in the security requirements contained in Annex C-5 to Schedule C [______]* to prevent Information Breaches through physical, network and logical measures, which shall include:

(i)	security procedures and tools to prevent unauthorized access to Infrastructure Systems;

(ii)	requiring all users to enter a user identification and password prior to gaining access to the Infrastructure Systems;

(iii)	controlling and tracking user access in the manner specified in Annex C-5 to Schedule C; and

(iv)	controlling user access to areas and features of the Infrastructure Systems in the manner specified in Annex C-5 to Schedule C;

(c)
During the Term and the Termination Assistance Period, Supplier shall [______]*comply with the security requirements set forth in this Agreement, including this Section 17.3, and such other standard security policies of HWAY which may be incorporated into this Agreement pursuant to Change Control; and

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(d)	[______]*

(e)
In the event of an Information Breach, Supplier shall be solely responsible and liable for the following: (i) the cost of providing notice to affected individuals; (ii) the cost of providing notice to governmental and regulatory bodies, credit bureaus, and/or other required entities; (iii) the cost of providing affected individuals with credit monitoring services for a specific period not to exceed twenty-four (24) months or the time period provided by applicable Law, if longer; (iv) call center support for such affected individuals for a specific period not to exceed thirty (30) days or the time period provided by applicable law; and (v) any other notices or actions, including the costs associated therewith, as required by applicable Law.

17.4	Viruses»

17.4.1
Supplier shall not negligently introduce, or permit the negligent introduction by any of Supplier’s employees or agents, of any Virus into the Infrastructure Systems or Developed IP. Supplier shall also comply with the provisions of Annex C-5 to Schedule C as to Information Breaches caused by a Virus. Nothing in this Section 17.4.1 shall obligate Supplier to perform services in excess of the Supplier obligations set forth in Annex C-5 to Schedule C [______]*.

17.4.2	Without limiting Section 17.4.1 above, Supplier shall regularly check for and delete Viruses in the Infrastructure Systems and Developed IP.

17.4.3
Without limiting Supplier’s obligations set forth in this Section 17.4, if a Virus is found in the Infrastructure Systems or Developed IP, Supplier shall use all commercially reasonable efforts to mitigate the effects of such Virus upon the Services.  If such Virus was introduced by Supplier in breach of Section 17.4.1, Supplier shall perform such mitigation efforts at no additional charge to HWAY for Supplier Personnel to assist HWAY in reducing the effects of the Virus and, to the extent that the Virus causes a loss of operational efficiency or a loss of data, to assist HWAY to restore such loss. If such Virus was not introduced by Supplier in breach of Section 17.4.1, HWAY shall be obligated to pay Supplier’s actual and reasonable expenses for such mitigation efforts performed by Supplier Personnel; provided, that if a Virus affects multiple customers of Supplier, Supplier shall equitably allocate any such expense between HWAY and other affected Supplier customers.

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17.4.4
Supplier shall not, without the prior written agreement of HWAY, insert or knowingly allow the insertion into the Software or Developed IP of any code which would have the effect of wrongfully disabling or otherwise wrongfully shutting down all or any portion of the Services or Developed IP.  With respect to any disabling code that may be part of the Software, Supplier shall not invoke such disabling code at any time, including upon Termination of this Agreement, without HWAY’s prior written consent.

18. CONFIDENTIALITY

18.1	Protection of Confidential Information»

HWAY and Supplier each shall:

18.1.1
treat and protect as confidential all Confidential Information given by one Party (the “Disclosing Party”) to the other Party (the “Recipient”), or otherwise obtained by the Recipient, and shall not (except as expressly permitted by this Agreement or by the Disclosing Party in writing) disclose or use such Confidential Information, and shall prevent the unauthorized use, dissemination or publication of the Confidential Information;

18.1.2
implement the security controls against any unauthorized copying, use, disclosure, access, damage or destruction of the Disclosing Party’s Confidential Information required by Annex C-5 to Schedule C [______]*;

18.1.3
segregate all Confidential Information on Infrastructure Systems (including, without limitation, tape media, magnetic media, and all other mobile and print media) from the materials of all others not party to this Agreement, including without limitation any Confidential Information in electronic form, in order to prevent commingling;

18.1.4
enforce against any employees, agents, subcontractors or other representatives (and to assist the other Party to so enforce) any obligation of confidence imposed or required to be imposed by this Agreement; and

18.1.5	do all things, execute all documents and give all assistance reasonably required by the Disclosing Party to enforce any obligation of confidence imposed or required to be imposed by this Agreement.

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18.2	Use of Confidential Information»

Subject to Sections 18.3 and 18.4, the Recipient may only use and copy the Disclosing Party’s Confidential Information to the extent necessary:

18.2.1	to comply with its obligations under this Agreement; or

18.2.2	to enable the Recipient to exercise its rights under this Agreement.

18.3	Handling HWAY Information»

[______]*

18.4	Handling Supplier’s Confidential Information»

HWAY may:

18.4.1	use and disclose Supplier’s Confidential Information to receive and use the Services; and

18.4.2
use and disclose Supplier’s Confidential Information during the Termination Assistance Period following the Termination of this Agreement to the extent necessary to enable HWAY to transition the Services being received as of the Termination Date to HWAY or its new services provider; provided, that any use or disclosure to a third party shall be subject to a written confidentiality agreement that is substantially similar to the terms of this Agreement.

18.5	Exceptions to Obligations of Confidentiality»

18.5.1
Nothing in this Agreement shall prohibit the use, copying or disclosure by the Recipient of Confidential Information (other than the Source Code Materials and other Confidential Information subject to protection by Law) to the extent that:

(a)	such Confidential Information is publicly available other than through the fault of the Recipient or a person that was provided with the information by the Recipient;

(b)	such Confidential Information has been independently developed by the Recipient or its Affiliates without reference to any Confidential Information of the other Party;

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(c)	the Disclosing Party has approved in writing the particular use or disclosure of the Confidential Information;

(d)	such Confidential Information is already known by the Recipient without an obligation of confidentiality; or

(e)	such Confidential Information is independently, lawfully and or properly received from a third party without an obligation of confidentiality.

18.5.2
Nothing in this Agreement shall prevent the Recipient from disclosing any Confidential Information where the disclosure is legally required to be disclosed by Recipient pursuant to judicial, regulatory, or governmental order, provided that the Recipient:

(a)	uses commercially reasonable efforts to minimize any such disclosure and, to the extent permitted by applicable law, assists the Disclosing Party in preventing or restricting the disclosure;

(b)
where practicable and permitted by applicable law, gives the Disclosing Party prompt written notice of such requirement to disclose to enable the Disclosing Party to seek an appropriate protective order; and

(c)	uses commercially reasonable efforts to require the recipient of such Confidential Information to preserve the confidential nature of the Confidential Information once disclosed.

18.6	Period of Confidentiality»

Subject to Section 18.8 hereof, the obligations with respect to Confidential Information disclosed under this Agreement shall survive Termination of this Agreement and continue in perpetuity.

18.7	Treatment of Source Code Materials

[______]*

18.8	Returning Material, Data and Information»

Upon a Party’s request, and, in any event, on Termination of this Agreement, the other Party shall promptly return all or any specified part of the Party’s Information and all physical and written records containing the Party’s Information, and all documentation relating to or concerning such Party’s Information (except, in either case, backup or archival copies that are not routinely accessible to personnel of such Party[______]* or, if requested by the Party, destroy or delete in the manner specified by the Party and promptly report such destruction in a writing certified by an officer of the other Party.  Notwithstanding the foregoing, subject to Section 9 hereof, HWAY shall not be required to return that portion of Supplier’s Confidential Information to Supplier under this Section 18.8 if HWAY’s retention of such Confidential Information of Supplier is necessary for HWAY to perform services for its clients and End Users during or after the Term hereof.

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18.9	Equitable Remedies»

The Parties acknowledge that, due to the unique nature of Confidential Information, there can be no adequate remedy at Law for breach of this Section 18, and that such breach would result in immediate and irreparable harm to the Disclosing Party; therefore, in addition to whatever other remedies and/or recourse the Disclosing Party might have at Law or under this Agreement, the Disclosing Party shall be entitled to seek immediate injunctive relief to compel Recipient to cease and desist all unauthorized use and disclosure of the Disclosing Party’s Confidential Information.

19. REPRESENTATIONS AND WARRANTIES

19.1	Representations and Warranties by Supplier»

Supplier represents and warrants to HWAY that, with respect to the following (except for Section 19.1.7, which both Parties hereby expressly acknowledge that Supplier is only covenanting thereto):

19.1.1	Supplier’s signing, delivery and performance of this Agreement shall not:

(a)	constitute a violation of any Law, or of any judgment, order or decree of any court or governmental agency to which Supplier is a party or by which Supplier is bound;

(b)	constitute a violation, breach or default under any agreement by which Supplier or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise); or

(c)
result in the termination, cancellation or acceleration (whether after the giving of notice, lapse of time, or both) of any contract by which Supplier or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise);

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19.1.2	Supplier has the requisite power, capacity and authority and all necessary licenses, permits and consents to enter into this Agreement and to carry out the obligations contemplated herein;

19.1.3
to the knowledge of Supplier, there is no pending or threatened litigation or other matters which may have a material adverse effect on this Agreement or on the ability of Supplier to carry out its obligations under this Agreement;

19.1.4	as of the Effective Date, Supplier is not aware of anything within its reasonable control which will or is likely to adversely affect its ability to fulfill its obligations under this Agreement;

19.1.5	Supplier has not violated any Laws applicable to Supplier or HWAY’s policies provided to Supplier’s Compliance Officer regarding the offering of unlawful inducements in connection with this Agreement;

19.1.6
the Services will be performed in a diligent, workmanlike and timely manner in accordance with  high professional standards of Supplier’s industry, and each of the Supplier Personnel assigned to perform Services under this Agreement has the proper skill, training, education and background so as to be able to perform under this Agreement in a competent and professional manner (but this Section shall in no event be construed to alter any Service Level or other express performance standard, and HWAY acknowledges that all employees transferred by HWAY are so qualified);

19.1.7
the Services and the technology and processes proprietary to and utilized by Supplier in performance of the Services (including Supplier Materials, Pre-Existing Supplier Software and Supplier Developed Software), any deliverables provided by Supplier under this Agreement (including Developed IP but excluding any HWAY Material or third party material incorporated therein), or the use thereof by HWAY or any HWAY Affiliate, will not, to Supplier’s knowledge, violate, infringe or constitute misappropriation or unauthorized use of any Intellectual Property Rights of any third party; provided, that, with respect to any Third Party Software or products utilized in connection with the Services, Supplier provides no non-infringement warranty with respect thereto, but shall pass through any warranties provided by such third party software providers and shall notify HWAY in writing promptly upon knowledge of any infringement claim with respect to such Third Party Software and products;

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19.1.8	[______]*

19.1.9	the Service Charges were independently established by Supplier and proposed to HWAY without collusion with any third party; and

19.1.10
 those Supplier Materials and documentation and materials created by Supplier that are reasonably necessary to understand, use, operate, access, support, perform, maintain and modify the Services, shall conform to and accurately describe the Services and be sufficient in scope and description to enable a reasonably skilled professional, trained in the Services to which such Supplier Materials relate, to understand, use, operate, access, support, perform, maintain and modify the Services.

Supplier acknowledges and agrees that its compliance with any or all of the warranties and representations contained in this Section 19.1 shall not of itself constitute performance of any of its other obligations under this Agreement.

19.2	Representations and Warranties By HWAY»

HWAY represents and warrants to Supplier that with respect to the following (except for Section 19.2.5, which both Parties hereby expressly acknowledge that HWAY is only covenanting thereto):

19.2.1	HWAY’s signing, delivery and performance (including receipt of Services) of this Agreement shall not:

(a)	constitute a violation of any Laws, or of any judgment, order or decree of any court or governmental agency to which HWAY is a party or by which HWAY is bound;

(b)	constitute a violation of any Law, or of any judgment, order or decree of any court or governmental agency to which HWAY is a party or by which HWAY is bound;

(c)	constitute a material violation, breach or default under any agreement by which HWAY or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise); or

(d)
to the knowledge of HWAY, result in the termination, cancellation or acceleration (whether after the giving of notice, lapse of time, or both) of any material contract by which HWAY or any of its assets (whether tangible or intangible) are bound (whether by charge, pledge, lien or otherwise);

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19.2.2
to the knowledge of HWAY, there is no pending or threatened litigation or other matters which may have a material adverse effect on this Agreement or on the ability of HWAY to carry out its obligations under this Agreement;

19.2.3	as of the Effective Date, HWAY is not aware of anything within its reasonable control which will or is likely to adversely affect its ability to fulfill its obligations under this Agreement;

19.2.4	HWAY has the requisite power, capacity and authority to enter into this Agreement and to carry out the obligations contemplated therein; or

19.2.5
to the knowledge of HWAY, the technology and processes proprietary to and utilized by HWAY in performance of its obligations hereunder (including HWAY Materials and HWAY Software), or the use thereof by HWAY or any HWAY Affiliate, will not, to HWAY’s knowledge, violate, infringe or constitute misappropriation or unauthorized use of any Intellectual Property Rights of any third party; provided, that, with respect to any Third Party Software or products utilized in connection with HWAY’S obligations hereunder, HWAY provides no non-infringement warranty with respect thereto, but shall pass through any warranties provided by such third party software providers and shall notify Supplier in writing promptly upon knowledge of any infringement claim with respect to such Third Party Software and products.

HWAY acknowledges and agrees that compliance by it with the warranties and representations contained in this Section 19.2 (or any of them) shall not of itself constitute performance of any of its other obligations under this Agreement.

19.3	Compliance with Laws»

19.3.1	[______]*

19.3.2
Subject to the terms hereof and Section 19.3.3, Supplier represents and warrants that it shall be solely responsible for and shall obtain all filings, notifications and registrations, and shall be solely responsible for identifying and procuring permits, certificates, approvals and inspections as are required by Laws to perform its other obligations under this Agreement.

19.3.3
Subject to the terms hereof and Section 19.3.2, HWAY represents and warrants that it shall be solely responsible for and shall obtain all filings, notifications and registrations, and shall be solely responsible for identifying and procuring permits, certificates, approvals and inspections as are required by Laws to perform its obligations under this Agreement.

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19.4	No Additional Representations and Warranties »

The Materials, Equipment, Software, HWAY Facilities, Assigned Contracts, HWAY Information and other assets or resources to be transferred, licensed, provided or otherwise made available by HWAY to Supplier under this Agreement (collectively, the “HWAY Assets”) shall be transferred, licensed, or otherwise provided on an “AS IS” and “WHERE IS” basis, and Supplier acknowledges and accepts that, to the extent permitted by Law, no representation or warranty (whether express or implied) is, has been or will be made or given, by or on behalf of HWAY with respect to:

(a)	the condition, state of repair, design, quality, non-infringement or fitness for purpose of any of HWAY Assets; or

(b)	the accuracy, completeness, currency, design, suitability or efficacy of any of the Materials or HWAY Information provided by HWAY.

NO WARRANTY OR CONDITION, WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED BY SUPPLIER OR MAY BE INFERRED FROM A COURSE OF DEALING OR USAGE OF TRADE.

20. INDEMNITIES

20.1	Indemnity by Supplier»

[______]*

20.1.1	[______]*

20.1.2	[______]*

20.1.3	[______]*

20.1.4	[______]*

20.1.5
any Claim relating to Supplier’s failure to perform the Services in a diligent, workmanlike and timely manner in accordance with high professional standards of Supplier’s industry, or a failure of the Supplier Personnel assigned to perform Services under this Agreement to have the proper skill, training, education and background so as to be able to perform under this Agreement in a competent and professional manner;

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20.1.6
any Claim relating to Supplier’s violation or alleged violation of any Laws applicable to Supplier, or HWAY Anti-Corruption Policies, regarding the offering of unlawful inducements in connection with this Agreement;

20.1.7	any Claim for death or personal injury caused by a wrongful, willful or negligent act or omission of Supplier[______]*

20.1.8
any Claim relating to Supplier’s breach of or failure to observe or perform any duties or obligations to be observed or performed by Supplier under the Assigned Contracts after the date of assignment (to the extent that such Assigned Contract has been delivered fully in writing to Supplier by the date of assignment);

20.1.9
 any Claim relating to Supplier’s failure to manage the Retained Contracts in the manner required in this Agreement, after the date Supplier commences management thereof, or the failure to obtain any consent for which Supplier is responsible;

20.1.10
 except to the extent HWAY has the obligation to indemnify Supplier under this Agreement, any Claim by a transitioned HWAY employee relating to the Services or this Agreement arising on or after the date such transitioned employee became an employee of Supplier; and/or

20.1.11	[______]*

20.2	Indemnity by HWAY»

Subject to Sections 20.1 and 20.4, and as further provided therein, HWAY shall indemnify, defend and hold Supplier, Supplier’s Affiliates and their respective officers, directors, employees, agents, successors, and assignees harmless from and against any Losses from third party claims arising from any of the following:

20.2.1	any Claim for loss of or damage to real or tangible personal property caused by the negligence or willful misconduct of HWAY[______]*

20.2.2	any Claim for death or personal injury caused by a wrongful, willful or negligent act or omission of HWAY[______]*

20.2.3	any Claim that HWAY has breached its confidentiality or security obligations under this Agreement;

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20.2.4	any Claim that HWAY[______]* failed to observe or perform any duties or obligations to be observed or performed by such parties relating to:

(a)	the Assigned Contracts before the date of assignment to Supplier in accordance with this Agreement; or

(b)	the Retained Contracts before the date of grant of rights to Supplier as set forth in this Agreement; or

20.2.5	[______]*

20.2.6	any fine or other penalty imposed by Laws or by any governmental agency arising as a result of any breach of any such Law by HWAY[______]*;

20.2.7	any contravention of Laws by HWAY[______]* or by any other third party acting on behalf of HWAY;

20.2.8	[______]*

20.2.9	[______]*

20.3	Anticipation of Infringement»

If any item [______]* used by a Party to perform its obligations hereunder becomes, or in such Party’s reasonable opinion is likely to become, the subject of a Claim, such Party shall, at its own expense (except for any expense attributable to one or more of the exceptions to the Party’s indemnification obligations, which shall be at the other Party’s expense) and in addition to its obligation to indemnify (or right to be indemnified) and the other rights either Party may have under this Agreement, promptly either:

20.3.1	obtain the right for the item to continue to be used on terms which are acceptable to the other Party;

20.3.2
if the right described in Section 20.3.1 cannot be obtained with Diligent Efforts, replace or Modify the item to make it non-infringing, provided that any such replacement or Modification shall not materially degrade the performance, functionality or quality of the affected component;

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20.3.3
if neither the right described in Section 20.3.1 can be obtained nor the replacement or modification described in Section 20.3.2 can be accomplished with Diligent Efforts, remove the infringing item and substitute an alternative for the obligation affected by such removal, provided that such substitution shall be effected only pursuant to the terms of Section 15 and provided further that the Service Charges shall be equitably adjusted to reflect any changes in performance or functionality; or

20.3.4
subject to prior written notice to the other Party, remove the item if none of the remedies in Sections 20.3.1 through 20.3.3 can be accomplished with Diligent Efforts, and the Service Charges shall be equitably reduced to reflect such removal and the effect thereof; provided, that in the event such removal materially and adversely affects the rights of HWAY or the Services hereunder, HWAY shall have the right to terminate this Agreement in accordance with Section 26.1.1 hereof.

20.3.5
Notwithstanding the foregoing, if HWAY determines that any such removal would present a material risk with respect to security or member care or would cause any violation of any Law, Supplier shall not remove the item unless HWAY agrees in writing to such removal; provided, however, that in the event HWAY exercises this right, Supplier shall have no further liability to HWAY to the extent that such liability could have been avoided by such removal and HWAY shall indemnify Supplier for any and all third party claims to the extent liability arises or continues as a result of compliance by Supplier with this Section 20.3.5.

20.4	Indemnification Procedures»

20.4.1
The indemnified Party (the “Indemnified Party”) shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Section 20, but in no event shall the Indemnifying Party be liable for any Damages that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a reasonable description of the claim and the nature and amount of such Losses (to the extent that the nature and amount of such Losses are known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received with respect to any Losses.  All indemnification claims with respect to a Party or its Affiliates, or their respective trustees, officers, directors, employees, agents, successors, and assignees (collectively, the “Indemnitees” and each an “Indemnitee”), shall be made solely by such Party to this Agreement.

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20.4.2
The obligations of an Indemnifying Party with respect to Losses arising from claims of any third party that are subject to indemnification as provided for in this Section 20 (a “Third Party Claim”) shall be governed by the following additional terms and conditions:

(a)
at its option, the Indemnifying Party may assume and control the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice. In the event that HWAY reasonably determines that the Claim, or defense of the Claim, includes or introduces a material liability with respect to or allegation or possibility of HWAY’s compliance with Laws, HWAY may assume the control of the defense of such Claim at its own expense; provided, however, that in assuming such control, (i) HWAY shall confer with Supplier on a regular basis, (ii) HWAY shall reasonably consider input from Supplier, and (iii) Supplier shall have no obligation to pay any Losses under any settlement agreement or other consensual disposition of such Claim agreed by HWAY without Supplier’s consent.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnitee with respect to the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnitee’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall promptly deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.  Should the Indemnifying Party assume and maintain the defense of a Third Party Claim, except as provided in Section 20.4.2(b) below, the Indemnifying Party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim;

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(b)
without limiting Section 20.4.2(a) above, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnitee’s own expense unless (x) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (y) the Indemnifying Party has failed to assume and maintain the defense and employ counsel in accordance with Section 20.4.2(a) above (in which case the Indemnified Party shall control the defense).  If (i) the Indemnified Party and the Indemnifying Party are both named parties to the proceeding, and (ii) the Indemnified Party has reasonably concluded that the Indemnifying Party has a material conflict of interest in connection with the control of such defense or that there are one or more legal defenses that are different from or in addition to those available to the Indemnifying Party which counsel to the Indemnifying Party reasonably determines cannot be advanced on behalf of the Indemnified Party by counsel for the Indemnifying Party under applicable standards of professional conduct, the Indemnified Party shall have the right to participate in the defense of such action with counsel of its own choice at its own expense; provided, however, that in assuming such control, (i) the Indemnified Party shall confer with Indemnifying Party on a regular basis, (ii) the Indemnified Party shall reasonably consider input from the Indemnifying Party, and (iv) the Indemnifying Party shall have no obligation to pay any Losses under any settlement agreement or other consensual disposition of such Claim agreed by the Indemnified Party without the Indemnifying Party’s consent;

(c)
with respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in a material manner, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 20.4.2(a) above, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses.  The Indemnifying Party shall not be liable for any settlement or other disposition of Losses by an Indemnitee that is reached without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee shall admit any liability or wrong doing with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party; and

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(d)
regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable Out-of-Pocket Expenses in connection therewith.

21. LIMITATION OF LIABILITY

[______]*

22. INSURANCE AND RISK

22.1	Insurance Coverage»

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22.1.1	During the Term of this Agreement, Supplier shall maintain, at Supplier’s expense, insurance coverage (and such other insurance coverage required by Law) which shall include:

(a)	Commercial General Liability insurance with limits not less than [______]* per occurrence and [______]* General Aggregate;

(b)	Workers Compensation insurance as may be from time to time required under the applicable laws of the state(s) or country in which the Services are performed;

(c)	Technical Errors and Omissions insurance with limits of [______]*;

(d)	Automobile Liability insurance with limits of not less than [______]* per occurrence covering owned and non-owned vehicles;

(e)	Property Insurance to cover Supplier’s risk of loss under Section 22.3;

(f)	Employer’s Liability insurance with limits of [______]* each accident, [______]* disease—policy limit, and [______]* disease—each employee;

(g)
Excess Liability insurance (excess of the primary Commercial General Liability, Automobile Liability, and Employer’s Liability policies), with limits not less than [______]* each occurrence and aggregate; and

(h)	any other insurance required for Supplier to comply with Laws applicable to Supplier.

22.1.2	This Section 22.1 shall not be construed as to constitute acceptance by HWAY of any responsibility for liability in excess of the insurance coverage contemplated herein.

22.1.3
If Supplier fails to maintain insurance coverage as contemplated in this Section 22.1, in addition to any other remedies available to HWAY under this Agreement or at law, HWAY shall give notice to Supplier of such default, and if not remedied by Supplier within seven (7) days of receipt of such notice, HWAY shall be entitled to procure such insurance at Supplier’s expense. All reasonable sums paid by HWAY for such insurance shall immediately become due and payable to HWAY and HWAY shall be entitled to deduct such sums from any monies due or becoming due to Supplier.

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22.2	Terms of Insurance»

Supplier shall:

22.2.1	provide HWAY with certificates or evidence of insurance for each of the insurance policies set forth in Section 22.1;

22.2.2	require its insurer to endeavor to provide HWAY at least thirty (30) days’ prior written notice of its intention to cancel the policy for any reason;

22.2.3	take out insurance policies that are primary and without any right of contribution by HWAY or any insurance affected by HWAY;

22.2.4	be solely responsible, in the case of loss or damage or other event that requires notice or other action under the terms of any insurance coverage specified in Section 22.1, to take such action;

22.2.5	comply with the insurance policies taken out to provide the coverage contemplated in Section 22.1; and

22.2.6
ensure that HWAY is named as loss payee on the Property Insurance, as HWAY’s interests may appear, and as an additional insured under the Commercial General Liability Insurance taken out to provide the coverage contemplated in Section 22.1.

22.3	Risk of Loss and Damage»

Supplier shall be responsible for the risk of loss of, and damage to, property of HWAY (or its supplier or vendor) in the care, custody, or control of Supplier, unless such loss or damage was proximately caused by the negligent or intentional acts or omissions of HWAY or any of its agents. HWAY is responsible for the risk of loss of, or damage to, property of Supplier at HWAY Facilities, unless such loss or damage was proximately caused by the negligent or intentional acts or omissions of Supplier [______]*. The risk of loss of, or damage to, property in transit will remain with the Party arranging shipment.

22.4	Coverage Remaining In Effect»

Supplier shall maintain in effect, during the Term and for a period of one (1) year thereafter, the Professional Liability Insurance required hereunder and if, for any reason, such policy insurer cancels or fails to renew the policy, Supplier shall immediately purchase a replacement policy containing substantially the same terms as such policy and including a Prior Acts Coverage Endorsement effective from the Effective Date or a run-off “tail” policy effective for a period of one (1) year following the Termination of this Agreement.

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23. FORCE MAJEURE

23.1	Force Majeure Events»

23.1.1	Neither Party (“Non-Performing Party”) shall be liable for any breach, or delay in performance, of its obligations under this Agreement if, and to the extent that:

(a)	the breach or delay is directly caused by:

(i)	fire, flood, earthquake or act of God;

(ii)	war, riot, civil disorder or revolution;

(iii)	industry-wide strikes, lock-outs or labor disputes; or

(iv)	other events beyond the Non-Performing Party’s reasonable control; and

(b)	such breach or delay:

(i)	is not the fault of the Non-Performing Party; and

(ii)	could not have been prevented by the Non-Performing Party taking reasonable precautions,

(a “Force Majeure Event”).

23.1.2	Notwithstanding the foregoing, the Parties shall, upon the occurrence of a Force Majeure Event:

(a)	promptly implement and adhere to their respective obligations under Schedule N [______]* or another disaster recovery plan agreed by the Parties in writing;

(b)	diligently pursue all actions necessary and practicable to restore performance being affected by the Force Majeure Event as expeditiously as possible; and

(c)	use commercially reasonable efforts to otherwise attempt to mitigate the damages in time, cost, and other losses caused by the Force Majeure Event.

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For purposes of clarification, except as set forth in Section 23.1.5(b), a Force Majeure Event shall not relieve Supplier of its obligations under this Agreement with respect to implementation and performance of the Disaster Recovery Plan.

23.1.3	Upon the occurrence of a Force Majeure Event:

(a)
the Non-Performing Party shall promptly notify the other Party of the occurrence of the Force Majeure Event, describing the circumstances causing such delay of performance to a reasonable level of detail, and giving an estimate of when performance will recommence; and

(b)
the Non-Performing Party shall perform (or recommence performing) its obligations as soon as, and to the extent, possible, including through the use of alternative sources (subject to Section 23.4 hereof), workarounds, plans and, in the case of Supplier, subject to the terms herein, complying with its obligations, if any, to perform disaster recovery services as described in Schedule N [______]*.

23.1.4
For the duration of the Force Majeure Event, Supplier’s performance under the Services Agreements shall be extended for so long as such performance is prevented by the circumstance of the particular Force Majeure Event.

23.1.5	[______]*

23.2	Allocation of Resources»

23.2.1
If a Force Majeure Event affecting HWAY causes Supplier to allocate limited resources between Supplier’s customers, Supplier shall allocate the same resources to HWAY as Supplier allocates to any other similarly affected customer receiving the same or substantially similar services (except to the extent that Supplier is contractually or legally obligated to perform more extensive disaster recovery services for other customers).

23.2.2
Supplier shall not redeploy or reassign any person ordinarily assigned to HWAY’s account on a full-time basis to another customer in the event of a Force Majeure Event, but may temporarily redeploy persons or reassign such persons, other than Key Supplier Positions, to assist another customer in the event of a Force Majeure Event that is not affecting HWAY.

23.3	[______]* »

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23.4	[______]* »

23.5	No Compensation

In the event that Supplier fails to perform any of the Services due to a Force Majeure Event affecting the Services, HWAY shall only be obligated to pay for such Services that Supplier actually provides in accordance with the terms hereof. Supplier shall not have the right to any additional payments from HWAY as a result of any Force Majeure Event affecting a facility owned or leased by HWAY, its Affiliates or the performance of its obligations under this Section 23 with respect to Services provided from such facility, except as set forth in Schedule D [______]*. Notwithstanding the foregoing, and solely to the extent not addressed in the Disaster Recovery Plan, HWAY shall reimburse Supplier for travel, lodging, meals and other out-of-pocket expenses incurred as a result of a Force Majeure Event affecting a facility owned or leased by HWAY or its Affiliates. »

24. INFORMAL DISPUTE RESOLUTION

The parties desire to avoid litigation with respect to disputes, controversies or claims concerning, arising out of or relating to this Agreement (“Disputes”) wherever practicable and therefore agree that any such Dispute between the Parties will be resolved as provided in this Section 24.

24.1	Dispute Resolution»

24.1.1	Subject to Section 24.1.2 and Section 24.3 below, the Parties will attempt to resolve Disputes using the informal Dispute resolution procedure as set forth in this Section 24.1.

24.1.2
Nothing in this Section 24.1 will, at any time while the informal Dispute resolution procedures as set forth in this Section 24.1 are in progress or before or after they are invoked, restrict either Party’s right to remedy or to protect confidentiality or any Intellectual Property or trade secret right, or prevent any violations of Law.

24.1.3	Disputes shall be referred to the [______]* who shall use good faith efforts to resolve the Dispute.

24.1.4	Disputes that cannot be resolved by the [______]* shall follow the procedures as set out below:

(a)
Upon the written request of a Party, each Party will appoint a designated representative who does not devote substantially all of his or her time to performance under this Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

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(b)
The designated representatives will hold an initial meeting within five (5) business days of the request to attempt to resolve the Dispute and thereafter meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue that the Parties believe to be appropriate and germane in connection with its resolution.  The representatives will discuss the problem and attempt to resolve the Dispute without unreasonable delay and without the necessity of any formal proceeding.  The Parties will seek to reach a resolution of the Dispute as expeditiously as practicable.

(c)
During the course of discussion, all reasonable requests made by either Party for non-privileged information reasonably related to this Agreement will be honored in order that each of the Parties may be fully advised of the other’s position.

(d)	The specific format for reaching a negotiated resolution will be left to the reasonable discretion of the Parties, but may include the preparation and submission of statements of fact or of position.

24.1.5
Each Party agrees to continue performing its obligations under this Agreement while a Dispute is being resolved, except to the extent the issue in dispute precludes performance and without limiting either Party’s right to terminate this Agreement as provided in Section 26.

24.2	Referral to Steering Committee and Executive Officers»

If the Dispute has not been resolved as a result of the procedure in Section 24.1 within thirty (30) days of the meeting described in Section 24.1.4(b) or, in disputes involving payment of Charges within ten (10) days of the meeting described in Section 24.1.4(b), either Party may submit the Dispute to resolution by the Steering Committee in accordance with Section 14.3 hereof.

If the Steering Committee has not resolved the matter within thirty (30) days of referral or, in disputes involving payment of Charges, within ten (10) days of referral, then any Steering Committee member may present the Dispute, in the case of HWAY to the [______]* and, in the case of Supplier, to the [______]* for resolution.

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If the Parties’ respective executive officers provided for above are unable to agree upon a resolution within ten (10) days of the date of presentation to them, then either Party may pursue its rights in a court of competent jurisdiction.

24.3	Special Procedure Following a Notice of Termination»

If a Party has delivered a notice of termination of this Agreement as a whole as provided herein, [______]* (or the relevant individuals holding similar positions) shall meet within fourteen (14) days after the date of such delivery for the purpose of defining the scope of the Dispute, if any, that may be referred to formal dispute resolution.  Such executives may include as attendees at such meeting a reasonable number of business managers and/or legal or other advisors as he or she requires to assist in the purpose of such meeting, provided that notice of such attendees is provided three (3) business days in advance of the meeting.

24.4	Equitable Relief»

Each Party shall be entitled to seek equitable relief against the other Party (in addition to any other rights available under this Agreement or at Law) for any breaches of its obligations under this Agreement.

25. [______]*

25.1.1

26. TERMINATION

26.1	Termination for Cause or Bankruptcy»

26.1.1
Without prejudice to any other rights or remedies it may have, HWAY, by giving written notice to Supplier, may terminate this Agreement in whole or on a Service Sub-Tower basis, as of the date specified in the notice of termination (as the same may be amended in accordance with Section 26.5) if any of the following circumstances occur or exist:

(a)
Supplier commits a material breach of this Agreement, which breach is not cured within thirty (30) days after written notice of the breach from HWAY to Supplier; provided that if such breach is not capable of being cured within thirty (30) days HWAY shall not have the right to terminate this Agreement, in whole or in part, provided that all of the following are met: (A) Supplier proposes, for HWAY’s approval, which shall not be unreasonably withheld, a plan to cure such breach, (B) Supplier diligently pursues such plan, and (C) Supplier cures such material breach within ninety (90) days of the original notice of breach from HWAY; or

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(b)	Supplier commits a material breach of this Agreement which is not capable of being cured;

(c)
Supplier commits repeated breaches of its obligations under this Agreement (whether of the same or different obligations and regardless of whether these breaches are cured) within a rolling twelve (12)-month period, the cumulative effect of which is a material breach of this Agreement and fails to cure such breaches within thirty (30) days after receipt of notice from HWAY of the occurrence of an aggregated material breach; or

(d)	Supplier fails to meet (i) the Minimum Service Level for the [______]* (ii) the Minimum Service Level for the [______]* or (iii) the Minimum Service Level for the [______]*.

26.1.2	Either Party may immediately terminate this Agreement by giving written notice to the other Party in the event that:

(a)
a voluntary or involuntary petition is filed for protection of the other Party under the United States Bankruptcy Code which, in the case of an involuntary petition, is not dismissed within ninety (90) days; or

(b)	the other Party ceases, or threatens to cease, to carry on business or trade.

26.1.3
If this Agreement is terminated in part pursuant to Section 26.1.1, the Service Charges shall be equitably adjusted with effect from the Termination Date taking into account (a) the portion of the   Services that (i) prior to such termination, were provided as part of a terminated Service Agreement and (ii) after such termination are necessary to the performance of the remaining Service Agreements, and (b) any increase in the effort to provide the Services under the remaining Service Agreements resulting from such termination, subject to Schedule D [______]*

26.2	Termination for Convenience by HWAY»

26.2.1
HWAY, by giving one hundred eighty (180) days prior written notice to Supplier, may terminate this Agreement or a portion of the Services after the second anniversary of the Effective Date for convenience, as of the date specified in the notice of Termination (as the same may be amended in accordance with Section 26.5).

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26.2.2	If HWAY terminates this Agreement or part of the Services pursuant to Section 26.2.1:

(a)	[______]*

(b)	[______]*

(c)	[______]*

(d)	Supplier shall provide Termination Assistance in relation to any removed Services (or part thereof) in accordance with Schedule M [______]* or as otherwise reasonably requested by HWAY.

26.3	Termination for Change of Control»

26.3.1
HWAY, by giving written notice to Supplier, may terminate this Agreement as of the date specified in the notice of Termination (as the same may be amended in accordance with Section 26.5) if Supplier undergoes a Change of Control, provided that such right of Termination shall only be exercisable if HWAY gives written notice of such Termination within six (6) months of completion of the relevant transaction. Notwithstanding any other provision of this Agreement, Supplier shall provide prompt notice to HWAY in the event of a Change of Control of Supplier, and in such event, the six (6)-month period in which HWAY has a right to exercise Termination in accordance with this Section 26.3.1 shall not commence until receipt of such notice from Supplier.

26.3.2	If HWAY terminates this Agreement pursuant to Section 26.3.1:

(a)	[______]*

(b)	[______]*

(c)	[______]*

(d)	[______]*

26.4	Termination by Supplier for Non-Payment and for Cause»

26.4.1	[______]*

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26.4.2
Subject to Section 26.4.3 below, Supplier, by giving written notice to HWAY, may terminate this Agreement as of the date specified in the notice of Termination, which date shall not fall before the expiration of the twenty (20)-day period described in Section 26.4.3 below, if HWAY knowingly or willfully breaches: (i) Section 18 of this Agreement in any material respect with respect to Supplier’s Confidential Information; or (ii) Supplier’s intellectual property rights.

26.4.3	Supplier shall not terminate the Agreement in accordance with Sections 26.4.1 or 26.4.2 above unless Supplier has given HWAY:

(a)	twenty (20) days of notice of HWAY’s failure to make such payment or material breach of Section 18 hereof and HWAY fails to cure such breach within such twenty (20)-day period; and

(b)
a further written notice to HWAY’s Chief Executive Officer, Chief Financial Officer, Chief Information Officer and Chief Counsel delivered not less than ten (10) days prior to the expiration of the twenty (20) day period referred to in Section 26.4.2 above.

26.4.4	[______]*

26.4.5	If Supplier properly terminates this Agreement pursuant to this Section 26.4:

(a)	HWAY shall pay to Supplier the amount specified in Schedule D [______]*, which shall have been calculated as of the Termination Date;

(b)	[______]*

(c)	HWAY’s total liability to Supplier for Charges arising from such Termination shall be limited to the applicable amounts specified [______]*; and

(d)	Supplier shall provide Termination Assistance in relation to any removed Services (or part thereof) in accordance with Schedule M [______]*.

Supplier acknowledges and agrees that Sections 26.1.2, 26.4.1, 26.4.2, and 26.4.4 set forth the sole and exclusive grounds upon which Supplier may terminate this Agreement.

26.5	Effective Date of Termination»

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HWAY may extend the termination date in any notice of termination given by HWAY in accordance with this Section 26 one or more times, provided that the total of such extensions shall not exceed twelve (12) months from the date the notice of termination was given.

26.6	Termination Charges»

Any termination by HWAY shall not result in the payment of any termination fee or other additional termination charges except as may be (i) specified in Schedule D [______]* or (ii) in connection with Termination Assistance.

26.7	Equitable Remedies»

Due to the critical nature of Termination Assistance to HWAY as provided for in Section 26, there can be no adequate remedy at Law for breach of Supplier’s obligation to provide such assistance, and that such breach may result in immediate and irreparable harm to HWAY; therefore, in addition to whatever other rights and remedies HWAY might have at Law or under this Agreement, HWAY shall be entitled to immediate injunctive relief to compel such assistance. Supplier waives any defense to the effect that monetary damages are an adequate remedy for any such breach or threatened breach, but otherwise reserves all rights. HWAY acknowledges that any order compelling performance of Termination Assistance may be conditioned upon payment of undisputed Charges for all Services including Termination Assistance, or, in the case of termination by Supplier, prepayment.

26.8	Termination Assistance»

Commencing on the earlier of:

26.8.1	[______]* prior to expiration of this Agreement; or

26.8.2	upon any notice of termination of this Agreement (or any part of this Agreement), (including a termination notice given by Supplier pursuant to Section 26.2 of this Agreement);

and for a period of [______]* following the termination date, and as the Parties may mutually agree to extend such period, Supplier shall provide to HWAY, or at HWAY’s request, to the Successor Supplier, the reasonable termination assistance requested by HWAY to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to HWAY or the Successor Supplier, including the termination services set forth in Schedule M [______]*.  If this Agreement is terminated by Supplier for non-payment by HWAY under Section 26.4.1 hereof, Supplier shall only be required to provide Termination Assistance if HWAY pays all amounts due and owing and prepays at least six (6) months’ fees for Services and Termination Assistance as reasonably estimated by Supplier.  Supplier shall perform Termination Assistance using its then existing resources dedicated to providing Services under this Agreement.  To the extent that resources additional to those then dedicated to providing the Service are needed, Supplier shall provide such resources on a time and materials basis at Supplier’s then current rates.

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26.9	Accrued Rights»

Termination or expiration of this Agreement shall not affect any accrued rights of either Party.

26.10	Survival of Terms»

The following terms shall survive the Termination of this Agreement and the Termination Assistance Period: [______]*; and such Schedules (or portions thereof, including Annexes and Exhibits) as necessary to describe or interpret such surviving provisions of this Agreement and/or the Parties’ respective rights and obligations thereunder.

27. GENERAL

27.1	Non-Solicitation»

During the Term and for a period of twelve (12) months after the later of the Termination Date or the completion of the Termination Assistance Period, neither Party shall directly or indirectly solicit or attempt to solicit, without the prior written consent of the other Party, (i) in the case of HWAY, Supplier Personnel employed or engaged in the provision of the Services at the date of such solicitation or attempted solicitation or who have been so employed or engaged during the preceding twelve (12) months, and (ii) in the case of Supplier, HWAY Personnel employed or engaged in the provision of its information systems at the date of such solicitation or attempted solicitation or who have been so employed or engaged during the preceding twelve (12) months.  For the purposes of this Section 27.1, “solicit” means an approach by a Party or a third party on its behalf to an individual with a view to employ or engage or procure the employment or engagement of such person as an employee, director, officer or independent contractor or consultant, other than by way of general advertising.  For the purposes of this Section 27.1, “solicit” does not include indirect or non-targeted communications such as advertisements in newspapers, trade press, or on the Internet.

27.2	Use of Name; Public Statement»

27.2.1
Neither Party may use the name, logo or corporate identity of the other Party for advertising or publicity without the prior written consent of the entity whose name, logo or corporate identity is proposed to be used.  For HWAY, this includes the name, logo and corporate identity of HWAY. For Supplier this includes the name, logo and corporate identity of Supplier, including without limitation, the name.

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27.2.2	Notwithstanding the provisions of this Section 27.2, nothing contained herein shall preclude either Party from using the other Party’s name:

(i)	in order to comply with applicable Law,

(ii)
in a public announcement, news release, advertising, or promotional literature, provided that the same shall have been first approved in writing by the other Party, approval not to be unreasonably withheld,

(iii)	for purposes of describing this Agreement to licensing and accrediting bodies, or

(iv)	for communications necessary in rendering member care, whether such communications are with physicians, members or other health care providers.

27.2.3
Without limiting the applicability of Section 27.2.2 (ii-iv), in no event shall Supplier identify HWAY as a Supplier client for publicity or advertising purposes in and publications and advertisements without HWAY’s prior written consent, and  Supplier shall submit to HWAY any advertising, written sales promotions, press releases, public announcements and other marketing or publicity material relating to this Agreement in which the HWAY name or other corporate logo or trademark of HWAY or its Affiliates is mentioned or which contains language from which the connection of said name, logo or trademark may be inferred or implied (“Publicity Material”).

27.3	Notices»

All notices, requests, and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given, served, and received for all purposes upon the first to occur of (a) actual receipt; (b) delivery by a generally recognized overnight courier service; (c) facsimile transmission (with the original subsequently delivered by other means permitted by this Agreement, although the effective date of such notice shall be the date of such facsimile transmission provided the original is subsequently delivered as provided herein); or (d) three (3) days after deposit in the United States Mail, certified or registered, return receipt requested, with postage prepaid, addressed as follows:

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If to HWAY:

Healthways, Inc.
[______]*
701 Cool Springs Blvd.
Franklin, TN 37067
[______]*

With a copy to (which shall not constitute notice):

Healthways, Inc.
[______]*
701 Cool Springs Blvd.
Franklin, TN 37067
[______]*

Healthways, Inc.
[______]*
701 Cool Springs Blvd.
Franklin, TN 37067
[______]*

Bass, Berry & Sims PLC
[______]*
150 Third Avenue South, Suite 2800
Nashville, TN 37201
[______]*

If to Supplier:

HP Enterprise Services, LLC
[______]*
248 Chapman Road
Newark, DE 19702
[______]*

With a copy to:

HP Enterprise Services, LLC
[______]*
5400 Legacy Drive
Plano, TX 75024
[______]*

Or at such other address(s) set forth in any written notice delivered to the other Party.

27.4	Relationship of Parties»

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27.4.1
Supplier, in furnishing the Services, will be acting as an independent contractor.  Nothing in this Agreement shall create any relationship of agent and principal, partnership, or employer and employee between the Parties or between one of the Parties and the other Party’s personnel, agents, employees or subcontractors.

27.4.2
Nothing in this Agreement shall give either Party any authority to act or make representations or commitments on behalf of the other Party or to create any contractual liability to a third party on behalf of the other Party.

27.5	No Security Interest»

Supplier shall not give or purport to give any security interest in any of its rights to receive payment from HWAY under this Agreement without HWAY’s prior written consent which HWAY may withhold in its discretion.

27.6	Waivers, Consents and Approval»

27.6.1
The failure of any Party to insist upon strict performance of any provision of this Agreement, or the delay or failure of any Party to exercise any right to which it is entitled hereunder, shall not constitute:

(a)	a waiver or diminution of that right or any other right hereunder; or

(b)	a waiver with respect to any subsequent breach by the other Party.

27.6.2	A waiver by any Party of any of the terms of this Agreement shall not be effective unless it is expressly stated in writing and executed by the duly Authorized Representative of such Party.

27.6.3
The waiver by any Party of a breach or default of any of the provisions of this Agreement by the other Party shall not be construed as a waiver with respect to any subsequent breach of the same or other provisions, unless expressly stated by the waiving Party in writing.

27.6.4
Any consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as, and to the extent, expressly so provided in such consent.

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27.6.5
Except where expressly provided as being in the discretion of a Party (in which event such discretion shall be sole and absolute), where agreement, approval, acceptance, consent, or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed, conditioned or withheld.

27.7	Entire Agreement»

27.7.1	This Agreement:

(a)	constitutes the entire agreement between the Parties as to its subject matter; and

(b)
with respect to that subject matter and, in the absence of fraud, supersedes any prior warranties, indemnities, undertakings, conditions, understanding, commitments or agreements between the Parties, whether oral or written.

27.8	Variation»

Except as expressly permitted in this Agreement, and subject to Section 27.9.3, no amendment or variation to this Agreement shall be effective unless it is in writing and signed by a duly Authorized Representative of each Party.

27.9	Priority of Documents»

27.9.1
Subject to Section 27.9.2 hereof, the Schedules, Annexes, Attachments, and any other documents expressly identified in the same or this Master Services Agreement form part of, and are hereby incorporated into, this Agreement and shall have the same force and effect as if expressly set forth in this Master Services Agreement, and any reference to this Agreement shall include the Schedules, Annexes, Attachments and any such other documents.

27.9.2
Any conflict, ambiguity or inconsistency between the terms and conditions in this Master Services Agreement, the Schedules, the Annexes, Attachments and any document referred to in or incorporated into this Agreement shall be resolved in accordance with the following decreasing order of priority:

(a)	The Business Associate Addendum attached hereto as Schedule L;

(b)	this Master Services Agreement;

(c)	Annex C-2 to Schedule C [______]*;

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(d)	Schedule N [______]*;

(e)	Exhibits to Annexes to Schedule C [______]*;

(f)	Schedule C [______]*and its Annexes and Exhibits;

(g)	Schedule B [______]*;

(h)	Schedule D [______]* and its Annexes;

(i)	The other Schedules, Annexes, and Exhibits; and

(j)	such other referenced or incorporated documents.

27.9.3
Notwithstanding the foregoing, to the extent that the Parties desire to supersede a term or condition of this Agreement, the Parties may do so only in writing and by expressly referencing the section of the Agreement that will be superseded, and including an acknowledgment that it is the intent of the Parties to supersede such section; provided, however, in no event shall any term of this Agreement be superseded in a subsequent writing unless such writing is executed by the HWAY CIO.

27.10	Counterparts»

Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by the parties hereto.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

27.11	Cumulative Rights»

Except as otherwise expressly provided herein, a right, power, remedy, entitlement or privilege given or granted to a Party under this Agreement is cumulative with, without prejudice to, and not exclusive of any other right, power, remedy, entitlement or privilege granted or given under this Agreement or by Law and may be exercised concurrently or separately.

27.12	Severability»

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If any article, section, provision, or clause in this Agreement shall be found or be held to be invalid, unconscionable, or unenforceable in any jurisdiction in which this Agreement is being performed or enforced, such clause shall be enforced, in accordance with the Parties’ intrinsic intent, to the maximum extent allowable by applicable law whereby such intent of the Parties is preserved to the greatest extent possible.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a governmental body, arbitrator, or mediator not to be enforceable in accordance with its terms, the Parties agree that the governmental body, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

27.13	Costs»

Each Party shall bear its own legal and other costs and expenses of, and incidental to, the preparation, negotiation, execution, completion and, if applicable, notification and/or registration of this Agreement and of any related documents or instruments.

27.14	Further Assurance»

The Parties shall, and shall procure that their agents, employees and subcontractors shall, do all things reasonably necessary, including executing any additional documents and instrument, to give full effect to the terms and conditions of this Agreement.

27.15	Governing Law»

The construction, performance and validity of this Agreement shall be governed by the laws of the State of Tennessee without regard to choice of Law provisions.  Subject to Section 24, any legal action or proceeding relating to this Agreement shall be instituted in a state or federal court located in Davidson County, Tennessee.  The Parties agree to such jurisdiction and waive any objection to the conduct of such action or proceeding in such court. Notwithstanding the foregoing, the Parties agree that in the event that any of the provisions of the Uniform Computer Information Transactions Act (“UCITA”) is enacted by the State of Tennessee and such provisions add to or conflict with any portion of this Agreement, this Agreement shall govern, and to the extent permissible by law, such UCITA provisions shall not apply to the terms and conditions of this Agreement.

27.16	Assignment»

27.16.1	This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and permitted assigns.

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27.16.2
 HWAY agrees that, by giving HWAY prior written notice, Supplier may assign this Agreement to any entity which acquires all or substantially all of the stock or assets of Supplier to which the Services (or applicable portions thereof) relate or all or substantially all of the assets of Supplier or to any successor entity in a merger or acquisition of Supplier, provided that Supplier’s assignee or successor in title is bound by Law to fulfill, and agrees in writing to HWAY to be bound by the, obligations of Supplier under this Agreement.

27.16.3
 Supplier agrees that, by giving Supplier prior written notice, HWAY may assign, transfer, or sub-contract this Agreement to any Affiliate of HWAY or any entity which acquires all or substantially all of the business of HWAY to which the Services (or applicable portions thereof) relate or all or substantially all of the assets of HWAY or to any successor entity in a merger, acquisition, Change of Control, corporate reorganization, or consolidation of HWAY, provided that HWAY’s assignee or successor in title agrees in writing to Supplier to be bound by the obligations of HWAY under this Agreement and has a credit rating at least as favorable as HWAY’s credit rating at the time of execution of this Agreement. In the event of an assignment or transfer of this Agreement to an Affiliate of HWAY, HWAY agrees to execute a guaranty in favor of Supplier substantially similar to the Guaranty provided by Guarantor in the form attached as Schedule O.

27.16.4
 Notwithstanding anything to the contrary contained in this Agreement, either Party may provide a copy of this Agreement to a permitted prospective assignee or successor in title, provided that such assignee or successor in title is subject to a non-disclosure agreement containing obligations of confidentiality at least equivalent to, and no less restrictive than, those contained in Section 18.

27.16.5
 The Parties acknowledge and agree that the Pre-Existing Supplier Software and Supplier Developed Software are “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code, which has been licensed hereunder in a contemporaneous exchange for value. The Parties further acknowledge and agree that if Supplier or its Affiliate that owns any Pre-Existing Supplier Software or Supplier Developed Software: (a) commences, or has commenced against it, any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings; or (b) elects to reject, or a trustee on behalf of it elects to reject, this Agreement or any agreement supplementary hereto, pursuant to Section 365 of the Bankruptcy Code, or if this Agreement or any agreement supplementary hereto is deemed to be rejected pursuant to Section 365 of the Bankruptcy Code for any reason, then this Agreement, and any agreement supplementary hereto, shall be governed by Section 365(n) of the Bankruptcy Code and HWAY will retain and may elect to fully exercise its rights under this Agreement in accordance with Section 365(n) of the Bankruptcy Code. Supplier hereby consents to assignment of this Agreement, an assumption of this Agreement by HWAY pursuant to Section 365 of the United States Bankruptcy Code and/or an assumption and assignment of this Agreement by HWAY pursuant to Section 365 and/or any other applicable sections of the United States Bankruptcy Code.

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27.17	Background Checks

[______]* Supplier represents and warrants that in no event will any person who has been convicted of any criminal offense involving dishonesty, a breach of trust, money laundering or has participated in a pre-trial diversion with respect to such an offense, or who has been convicted of a felony within the last ten (10) years, participate directly or indirectly in the provision of Services hereunder. [______]*

27.18	Federal Healthcare Programs

Supplier has not been, and during the Term of this Agreement will not be, sanctioned by the U.S. Department of Health and Human Services Office of the Inspector General List of Excluded Individuals/Entities and the General Services Administration List of Excluded Providers [available at <http://oig.hhs.gov/fraud/exclusions.html> and <http://epls.arnet.gov/>].

27.19	Equal Opportunity Employer and Minority-Owned Businesses

Supplier is an equal opportunity employer and does not discriminate in employment on the basis of age, national origin, race, religion, disability, sex or any other basis prohibited by law. Supplier acknowledges that HWAY is required, pursuant to certain contracts with HWAY’s clients and customers, to ensure the inclusion and utilization of minorities and women, and minority- and women-owned businesses in all business activities. [______]*

27.20	Drug-Free Workplace

[______]* Supplier certifies that it has implemented appropriate policy in accordance with the Drug-Free Workplace Act and will comply with the notification requirements set forth therein in the event that an employee is convicted of violating a criminal drug statute.

27.21	Foreign Anti-Corruption Compliance

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27.21.1
 Both Parties understand the provisions of the U.S. Foreign Corrupt Practices Act (the “FCPA”), and agree to comply with those provisions with respect to the Services and to take no action that might be a violation of the FCPA.

27.21.2
 HWAY has provided to Supplier a complete copy of HWAY’s written foreign anti-corruption compliance policies (“HWAY Anti-Corruption Policies”), which are attached to this Agreement as part of Schedule F [______]*. In the event that the HWAY Anti-Corruption Policies are revised, HWAY shall promptly provide to Supplier copies of such revised HWAY Anti-Corruption Policies.

27.21.3
 Each Party will not, in connection with the transactions contemplated by this Agreement or in connection with any other business transactions involving the other Party, make, offer or promise to make any payment or transfer anything of value, directly or indirectly, (a) to any governmental official or employee (including employees of government-owned and government-controlled entities and public international organizations); (b) to any political party, official of a political party, or candidate for political office; (c) to an intermediary for payment to any of the foregoing; or (d) to any other person or entity if such payment or transfer would violate the Laws of the country in which the transfer would be made or the Laws of the United States. It is the intent of the Parties that no payments or transfers of value shall be made which have the purpose or effect of public or commercial bribery, influence trading, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining or retaining business or gaining any improper or unlawful business advantage.  Each Party agrees that should it learn of or have reason to know of any payment, offer, or agreement to make a payment to a government official, political party, or political party official or candidate in connection with any transaction contemplated under this Agreement, such Party will immediately advise the other Party of such knowledge or suspicion.

27.21.5	All payments pursuant to this Agreement shall be made by check, ACH or wire transfer only, and no requests for cash payments shall be accepted.

27.22	Attorneys’ Fees»

Should either Party be required to bring legal action to enforce its rights under this Agreement, the prevailing Party in such action shall be entitled to recover from the losing Party its reasonable attorneys’ fees and costs in addition to any other relief to which it is entitled.

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27.23	Changes in Laws

27.23.1
 Supplier shall affirmatively monitor Laws applicable to Supplier’s business (“Supplier Regulatory Requirements”). Supplier shall promptly identify and notify HWAY of any changes in Supplier Regulatory Requirements that affect Supplier’s provision of the Services or Supplier’s other obligations under this Agreement.  HWAY shall affirmatively monitor Laws applicable to HWAY’s business (“HWAY Regulatory Requirements”). HWAY shall promptly identify and notify Supplier of any changes in HWAY Regulatory Requirements that affect Supplier’s provision of the Services. The Parties shall mutually monitor all other Laws and promptly notify the other Party to the extent that such Party believes that a change in such other Laws may affect the Services. Supplier and HWAY shall work together to identify the impact of such changes on how HWAY uses, and Supplier provides, the Services, including any modifications to the Services reasonably necessary as a result of such changes.  Subject to Sections 27.23.2, 27.23.3 and 27.23.4 below, Supplier shall perform the Services regardless of changes in Laws.

27.23.2
 If any changes in Supplier Regulatory Requirements prevent, hinder or otherwise affect Supplier’s performance of its obligations under this Agreement, Supplier shall (a) continue to perform the Services, or in the event such continued performance would violate any Law, attempt to provide a mutually acceptable workaround that allows HWAY to receive the benefit of the Services and (b) conform the Services at its cost and expense to comply with applicable Supplier Regulatory Requirements, to the extent that the Services can comply with such Supplier Regulatory Requirements.

27.23.3
 If any changes in HWAY Regulatory Requirements prevent, hinder or otherwise affect Supplier’s performance of its obligations under this Agreement, Supplier shall (a) attempt to continue to perform the Services, or in the event such continued performance would violate any Law, attempt to provide a mutually acceptable workaround that allows HWAY to receive the benefit of the Services and (b) promptly develop in conjunction with HWAY and, upon HWAY’s final approval, implement in accordance with the Change Control procedures a suitable plan to conform the Services to comply with applicable HWAY Regulatory Requirements.

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27.23.4
 If any changes in Laws other than the Supplier Regulatory Requirements or the HWAY Regulatory Requirements prevent, hinder or otherwise affect Supplier’s performance of its obligations under this Agreement, subject to the Change Control procedures, the Parties shall implement a suitable plan to conform the Services to comply with the applicable changes in Laws.

27.23.5
 In the event such changes in Laws, other than the Supplier Regulatory Requirements, result in a material increase in Supplier’s costs to deliver the Services, such changes shall be at HWAY’s expense; provided, that Supplier shall equitably allocate any such expense between HWAY and other affected Supplier customers.  [______]*

27.24	Duty to Mitigate

Each Party has a duty to mitigate the damages that would otherwise be recoverable from the other pursuant to this Agreement by taking reasonable actions to reduce or limit the amount of such damages.

27.25	[______]*

27.26	Interpretation»

27.26.1	In this Agreement, unless the contrary intention appears:

(a)	words suggesting the singular include the plural, and vice versa;

(b)	words suggesting any gender include all other genders;

(c)	references to a person or entity include a company, corporation, firm, unincorporated or incorporated association, or statutory authority;

(d)	headings are for ease of reference only and shall not affect the interpretation of this Agreement;

(e)	references to any schedule, annex, agreement or instrument are to that schedule, agreement or instrument as amended or replaced from time to time;

(f)	use of the word “including” (and its derivatives such as “includes” or “include”) means including, without limitation;

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(g)	a reference to any body is:

(i)	if that body is replaced by another organization, deemed to refer to that organization; and

(ii)	if that body ceases to exist, deemed to refer to the organization which most nearly or substantially serves the same purposes as that body;

(h)
references to any statute, enactment, order, regulation or other similar instrument shall be construed as a reference to the statute, enactment, order, regulation or instrument as amended by any subsequent statute, enactment, order, regulation or instrument, or as contained in any subsequent enactment thereof; and

(i)	references to Sections and Schedules are to sections of and schedules to this Agreement, and references to Annexes, Attachments and Exhibits are to annexes, attachments and exhibits to the Schedules.

27.26.2	No rule of construction will apply in the interpretation of any provision of this Agreement to the disadvantage of one Party on the basis that such Party put forward or drafted such provision.

[Signature Page(s) and Schedules, Annexes and Exhibits Follow this Page.]

IN WITNESS WHEREOF, HWAY and Supplier have executed this Agreement to be effective on the above stated Effective Date.

Executed by HWAY:	Executed by Supplier:

Authorized Signature: /s/ Ben R. Leedle, Jr.	Authorized Signature: /s/ Susan D. Arthur
Name: Ben R. Leedle, Jr.	Name: Susan D. Arthur
Title: President & CEO	Title: Vice President
Date: May 25, 2011	Date: May 25, 2011

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SCHEDULE A

DEFINITIONS

“ADM Service Commencement Date”	has the meaning set forth on Exhibit 1 to Annex C-4;
“Affiliate”	means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity;
“Agreement”	has the meaning set forth in Section 3.1.1;
“Assigned Contracts”	has the meaning set forth in Section 8.3.1;
“Audit”	has the meaning set forth in Section 16.1.1;
“Audit Representative”
means HWAY and its appointed contractors (including internal audit staff), HWAY’s external auditors and their appointed contractors and regulator(s) and/or any other auditors, regulators, inspectors or contractors whom HWAY designates in writing from time to time; provided that none of the above shall be a competitor of Supplier;

“Authorized Representative”	means any person authorized from time to time by Supplier or HWAY to exercise any powers and/or undertake any activities of Supplier or HWAY under and in accordance with this Agreement;
[______]*	[______]*
“Business Associate Addendum”	has the meaning set forth in Section 12.6.1;
[______]*	[______]*
“Change Control”	means the change control procedure set forth in Schedule E [______]* for agreeing and implementing a Scope Change or other Change as permitted pursuant to the terms of this Agreement;
“Change of Control”
means the purchase or sale by a person or other entity or group of persons or entities acting in concert in a single transaction or a series of related transactions of fifty percent (50%) or more of the Party’s voting shares or securities, or that the Party transfers to a third party a controlling interest or all or substantially all of its assets or business;

“Claim”	has the meaning set forth in Section 20.1.1;
“Colleagues”	means employees, officers and personnel of HWAY;

*  CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

[______]*	[______]*
“Confidential Information”
means all information (excluding Protected Health Information) whether commercial, financial, technical or otherwise, whether or not disclosed by one Party to the other Party, which information may be contained in or discernible from any form whatsoever (including oral, documentary, magnetic, electronic, graphic or digitized form or by demonstration or observation), whether or not that information is marked or designated as confidential or proprietary, and all matters arising prior to or during the Term including information belonging to or with respect to Supplier, any of its Affiliates and/or any of their customers or suppliers, which relates to research, development, trade secrets, know-how, ideas, concepts, formulae, processes, designs, specifications, past, present and prospective business, current and future products and services, internal management, information technology and infrastructure and requirements, finances, marketing plans and techniques, price lists and lists of, and information about, customers and employees, and all materials and information belonging to third parties with respect to which HWAY or Supplier or any of their Affiliates or any of their customers or suppliers owe obligations of confidence;

[______]*	[______]*
“Control”
means, with respect to an entity, (i) the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to a class of the capital stock (or other ownership interest, if such entity is not a corporation) ordinarily having voting rights to elect or appoint the Board of Directors (or similar governing body if such entity is not a corporation) of such entity, or (ii) the power, directly or indirectly, to elect or appoint more than fifty percent (50%) of the Board of Directors (or similar governing body if such entity is not a corporation) of such entity, whether through ownership of voting securities, by contract, or otherwise;

“CTO”	has the meaning set forth in Section 3.4.2;
“Cut-Over Date”	means the actual date Supplier is required to begin performing a particular Service in the Transition Plan;
“Desktop Device”	means a desktop PC, laptop, printer or other related device;

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[______]*	[______]*
“Diligent Efforts”
means, for purposes of clarification, the good faith performance of obligations in a sustained manner consistent with the efforts a commercially reasonable entity that wants to obtain a favorable result would use in similar circumstances to obtain that result as expeditiously as practicable. Notwithstanding the foregoing, an obligation to use Diligent Efforts under this Agreement does not require a Party to take actions that would result in a material adverse change in the overall benefit of this Agreement or that would reasonably foreseeably result in a material adverse change in such Party’s business taken as a whole.  Without limiting the generality of the foregoing, and with respect to operational objectives, “Diligent Efforts” requires that a Party in good faith: (a) promptly assign responsibility for such obligations to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific, meaningful and measurable objectives for carrying out such obligations, and (c) consistently make and implement decisions and allocate commercially reasonable resources designed to advance progress with respect to such objectives;

“Disputes”	has the meaning set forth in Section 24;
“Disclosing Party”	has the meaning set forth in Section 18.1.1;
“Drug-Free Workplace Act”	has the meaning set forth in Section 27.20;
“Effective Date”	has the meaning set out in the first paragraph of this Agreement;
“End Users”
means those persons or entities who are authorized by HWAY from time to time to access and use the Services for the benefit of HWAY, including without limitation, its Colleagues, employees, contractors, licensors, service providers, staff, and vendors;

“Equipment”	means the equipment, and the associated peripherals and connecting equipment and used in connection with the Services;
“Emergency Change”
means a Change of a critical business nature that must be processed immediately to avoid severe impacts and/or unintended disruptions to HWAY’s (or its Affiliate’s) business or use of the Services by HWAY, its clients and/or End Users.  If HWAY believes that any Change requested by it is an Emergency Change, it will so inform Supplier. If HWAY notifies Supplier of an Emergency Change, Supplier will begin implementing the Change in accordance with HWAY‘s written instructions, and the Parties will prepare the appropriate form of Change Order documenting the Change in parallel with Supplier carrying out the Change.  In doing so, the Parties may amend or vary any otherwise applicable aspect of the Change Control process by mutual agreement.  If the Parties are unable to agree on Supplier’s charges (if any) for carrying out an Emergency Change, the matter will be referred to the dispute resolution process described in this Agreement;

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[______]*	[______]*
“Existing Equipment Leases”
means those lease agreements pursuant to which a third party is immediately prior to the Effective Date, furnishing or providing to HWAY the Existing Equipment. Existing Equipment Leases are those lease agreements identified as such in Schedule H (Equipment and Contracts);

“Existing Equipment”
means Equipment existing on the Effective Date and utilized by HWAY immediately prior to the Effective Date in performing functions that form part of the Services. Existing Equipment is the equipment identified in Schedule H (Equipment and Contracts) on the Effective Date;

“FCPA”	has the meaning set forth in Section 27.21.1;
“Force Majeure Event”	has the meaning set forth in Section 23.1.1;
[______]*	[______]*
“HWAY Anti-Corruption Policies”	has the meaning set forth in Section 27.21.2;
“HWAY Assets”	has the meaning set forth in Section 19.4;
“HWAY Audit Representatives”
means HWAY (including HWAY’s internal audit staff), professional contractors appointed by HWAY to conduct audits under this Agreement, HWAY’s external auditors and governmental regulators whom HWAY designates in writing from time to time, none of which shall be a competitor of Supplier;

“HWAY CIO”	has the meaning given in Section 13.1.1;
[______]*	[______]*
“HWAY Facilities”	has the meaning set forth in Section 7.1.1;
“HWAY Indemnitees”	has the meaning set forth in Section 20.1;

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“HWAY Information”	means all Confidential Information of HWAY Personnel or any Authorized User;
“HWAY Material(s)”
means any Materials owned by HWAY or its Affiliates (including Material in which all of the Intellectual Property Rights are owned by HWAY), including without limitation any HWAY Materials created, developed or Modified hereunder;

“HWAY Personnel”	means all Colleagues, employees, officers, consultants, contractors and agents employed or engaged by HWAY from time to time;
“HWAY Regulatory Requirements”	has the meaning set forth in Section 27.23.1;
“HWAY Software”
means the Embrace platform and any Software which is owned by HWAY or its Affiliates (including any Intellectual Property Rights in such Software), including Software identified as such in Schedule Q [______]*

[______]*	[______]*
“Incident”	means any event that is not part of the standard operation of a service and that causes, or may cause, an interruption to, or a reduction in, the quality of that service;
[______]*	[______]*
“Incidental Users”
means: (i) those persons or entities who are authorized by HWAY from time to time to access and use certain Services on an incidental basis for the convenience of such persons or entities; and (ii) governmental regulators and auditors;

“Indemnification Claim Notice”	has the meaning set forth in Section 20.4.1;
“Indemnified Party”	has the meaning set forth in Section 20.4.1;
“Indemnifying Party”	has the meaning set forth in Section 20.4.1;
“Indemnitee”	has the meaning set forth in Section 20.4.1;
“Information Breaches”	has the meaning set forth in Section 17.3.2;
“Infrastructure System(s)”	means all or any part of the Equipment and Software;
“IMAC”	means installs, moves, adds and changes;
[______]*	[______]*
“Intellectual Property Rights”
means patents (including submitted and pending patent applications and provisional patent applications), designs, trademarks and service marks (whether registered or otherwise), domain names, copyright, database rights, design rights and other intellectual property rights, including in other jurisdictions, that grant similar rights as the foregoing, including those subsisting in inventions, drawings, performances, software, semiconductor topographies, and in applications for the protection thereof, throughout the world;

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“IT”	has the meaning set forth in Recital A;
“ITO Service Commencement Date”	has the meaning set forth on Exhibit 1 to Annex C-4;
[______]*	[______]*
“Knowledge Repository”	has the meaning set forth in Section 10;
“Law”
means, with respect to a Party, (a) any statute, regulation, or ordinance in force from time to time to which such Party is subject; (b) the common law and the law of equity as applicable to the Parties from time to time; (c) any binding court order, judgment or decree; or (d) any applicable direction, policy, rule or order that is binding on such Party and that is made or given by any government regulatory body having jurisdiction over such Party or any of such Party’s assets, resources or business, in any jurisdiction that is applicable to this Agreement, including to the extent applicable (i) the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), (ii) the rules and regulations of the U.S. Food and Drug Administration (“FDA”), and the Center for Medicare and Medicaid Services (“CMS”), and (iii) the rules and regulations of governmental regulatory bodies applicable to such Party or its obligations under this Agreement;

“Losses”
means all losses, liabilities, damages, reasonable and actual costs, claims and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties) paid to a third party, but excluding costs of inside counsel, management, related overhead and other internal charges of a Party;

[______]*	[______]*
“Material”
means any materials in whatever form (including written, magnetic, electronic, graphic or digitized), including any methodologies, processes, know-how, reports, specifications, business rules or requirements, manuals, user guides, training materials and instructions and material relating to Software and/or its design, development, Modification, operation, support or maintenance, but excluding Software produced by a Party to provide or receive the benefit of the Services;

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“Modify”	means to add to, enhance, reduce, change, replace, vary, derive or improve, and “Modification” and “Modified” have corresponding meanings;
[______]*	[______]*
“New Services”	means services which are materially different from and in addition to the Services;
“Non-Performing Party”	has the meaning set forth in Section 23.1.1;
“Objectives”	has the meaning set forth in Section 1.1;
[______]*	[______]*
[______]*	[______]*
“Out-of-Pocket Expenses”
means reasonable, demonstrable and actual out-of-pocket expenses incurred by Supplier for equipment, materials, supplies, or services in connection with providing the Services, excluding Supplier’s overhead costs (or allocations thereof), administrative expenses or other mark-ups associated with such expenses, and further excluding Pass-Through Expenses;

“Party” or “Parties”	means either or both of HWAY and Supplier as the context requires;
“Pass-Through Expense”	means the categories of expenses specified in Schedule D [______]*;
“Performance Standards”	means, individually and collectively, the performance standards and commitments for the Services contained in this Agreement, including the Service Levels;
“Policies and Procedures Manual”	means the standards and procedures set forth in Schedule F [______]*;
“Pre-Existing Supplier Software”	means any Software existing as of the Effective Date, the Intellectual Property Rights in which are owned by Supplier, its Affiliates or any Supplier Personnel;
“Project”
means a mutually agreed upon, discrete unit of non-recurring work to be performed by Supplier, that (i) is not an inherent, necessary or customary part of the day-to-day (i.e., regular, not daily) Services or (ii) is not otherwise part of the Services to be provided within the Charges.

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“Protected Health Information”	has the meaning set forth in Schedule L (Business Associate Agreement);
“Publicity Material”	has the meaning set forth in Section 27.2.3;
“Recipient”	has the meaning set forth in Section 18.1.1;
“Required Consents”
means such consents as may be required for the assignment to Supplier, or the grant to Supplier of rights of access and use, of resources otherwise provided for in this Agreement or with respect to a Termination as may be required for the assignment to HWAY; or the grant to HWAY of rights of access and use of resources used by Supplier in the terminated Services and required for HWAY to continue those Services in accordance with the Termination Assistance provided for under this Agreement;

“Retained Contracts”	means the contracts set forth in Schedule H (Equipment and Contracts);
“Retained Equipment”	means the Equipment as defined in Section 8.1.2;
“Scope Change(s)” or “Change(s)”	means a change, reduction or addition to the Services or any other change to the Agreement which may include bringing a New Service within the scope of the Agreement;
[______]*	[______]*
“Service Charge(s)”	means the charges payable by HWAY to Supplier pursuant to this Agreement, but excluding the Pass-Through Expenses and Out-of-Pocket Expenses;
“Service Level(s)”	means those levels of performance of the Services set forth in Annex C-7 to Schedule C [______]*
“Service Level Credit”	has the meaning set forth in Schedule C [______]*
“Service Problem” or “Problem”	has the meaning set forth in Section 4.7;
“Service Tower”	means each collection of independent Services (e.g., ADM Services, Infrastructure Services, Transition Services and Security Services) to be provided under this Agreement;
“Service Sub-Tower”
means each subset of a Service Tower set forth in the Schedules attached hereto (e.g., Maintenance, Development, User Services, Help Desk, Network Administration, and Data Center Services) to be provided under  this Agreement;

“Services”	means the services, functions and responsibilities identified in Section 3.1;

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“Services Agreements”	has the meaning set forth in Section 3.1.3;
[______]*	[______]*
[______]*	[______]*
[______]*	[______]*
[______]*	[______]*
“SMC”	has the meaning set forth in Section 16.2.1;
“Software”
means any computer program (including source code and object code), program interfaces and any Tools or object libraries embedded in that Software, which is used to provide, or which forms part of, the Services;

[______]*	[______]*
[______]*	[______]*
“Steering Committee”	has the meaning set forth in Section 14.3;
“Successful Change”
means (i) the performed actions described in the Change Request are completed within the agreed upon change window,  (ii) if the Change was successfully executed, but exceeded the agreed upon change window (for reasons other than those covered in (iii) below) without an impact to Client, and did not require any material additional action by Client, (iii) if the Change was successfully executed, but exceeded the agreed upon change window because limitations in the capabilities of the test environment for the Change precluded identification of the problem that caused Supplier to miss the change window; provided, that, notwithstanding the foregoing, is understood by the Parties that HWAY may request an upgrade to the test environment at any time during the Term, in HWAY's sole discretion, which shall be implemented via the Change Control Procedures;

“Successor Supplier”
means a third party to whom, on the termination of this Agreement for any reason, HWAY proposes or intends to contract the Services or any part of the Services or any other services as HWAY may require in substitution for or in addition to the Services;

“Supplier Account Manager”	has the meaning given in Section 14.1;
“Supplier Developed Software”	means Software developed by Supplier independently of this Agreement and not in connection with the Services;

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“Supplier Information”	means the Confidential Information of Supplier, its Affiliates and any Supplier Personnel;
“Supplier Material(s)”
means Materials owned by the Supplier or its Affiliates (including Material in which the Intellectual Property Rights are owned by the Supplier) developed prior to the Effective Date or independently of this Agreement which is used to provide, or which forms part of, the Services;

“Supplier Personnel”	means all employees, officers, consultants, contractors and agents of Supplier assigned to perform the Services, or any part of the Services, pursuant to this Agreement;
“Supplier Regulatory Requirements”	has the meaning set forth in Section 27.23.1;
[______]*	[______]*
“Supplier Transformation Manager”	has the meaning set forth in Section 3.4.2;
“Supplier Transition Manager”	has the meaning set forth in Section 3.3.2;
“System Changes”	means changes in the manner in which the Services are performed or provided, including changes in the Software or systems used in the Service;
“Systems Software”
means those programs and programming (including the supporting documentation, media, on-line help facilities, and tutorials) that perform tasks (i) basic to the functioning of the Equipment and which are required to operate the Software; or (ii) otherwise supporting the provision of the Services by Supplier.  Systems Software includes mainframe and mid-range operating systems, server operating systems, network operating systems, systems utilities (including measuring and monitoring tools), data security software, middleware, database management systems, database management software, development tools (other than development tools specific to a particular item of applications Software which is provided by the licensor of such applications Software);

“Technology Plan”	has the meaning set out in Section 14.6;
“Term”	has the meaning set forth in Section 2.1;
“Termination Date”	means the date of the termination or expiration of the Agreement;
“Termination”
means the expiration of this Agreement at the end of the Term without renewal, or the expiration of the Term  after extending the Agreement in accordance with Section 2.2) or the termination of this Agreement with respect to all of the Services, however caused;

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“Termination Assistance”	has the meaning set forth in Section 26.8;
“Termination Assistance Period”	means the period during which Supplier provides Termination Assistance;
“Third Party Claim”	has the meaning set forth in Section 20.4.2;
“Third Party Material”	means Material used in connection with the Services which is not HWAY Material or Supplier Material;
“Third Party Software Contracts”
means those agreements pursuant to which a third party is, immediately prior to the Effective Date, furnishing or providing Third Party Software to HWAY. Third Party Software Contracts consists of those contracts identified as such in Schedule H (Equipment and Contracts);

“Third Party Software”	means Software which is not HWAY Software, Pre-existing Supplier Software or Supplier Developed Software, including third party applications and systems software;
“Tools”
shall mean any software that is used for Software development or testing, data capture, system maintenance, data search, analysis, project management, measurement and monitoring, including related methodologies, processes and know-how;

“Transferred Equipment”	is the Equipment set forth in Schedule H (Equipment and Contracts);
“Transition Plan”	means the plan for transition which will be mutually agreed upon by the Parties in accordance with Section 3.3 and Exhibit 1 to Annex C-4 [______]*;
“Transition”
means the transition of the Services, Transferred Equipment, and Assigned Contracts to Supplier as described in and in accordance with the terms of Exhibit 1 to Annex C-4 [______]*, the Transition Plan and the terms otherwise set forth in this Agreement;

“Turnover Rate”	has the meaning given in Section 11.5;
“UCITA”	has the meaning set forth in Section 27.15;
“Unidentified Resources”	has the meaning set forth in Section 15.6.2;
“Unsuccessful Change”
means (i) the Change exceeded the agreed upon change window (for reasons other than those covered in Successful Change-Item (iii)) and impacted HWAY or required material additional action by HWAY, (ii) the service is impacted based upon a (Severity 1 or 2) Incident that occurs subsequent to the scheduled change window for a period of up to two weeks following the Change completion date and (iii) the Change Request was backed out and not implemented as planned;

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“Virus”
means: (a) any program code, or programming routines or instructions intentionally constructed to damage, improperly interfere with, surreptitiously intercept or expropriate from, or otherwise adversely affect computer systems, information systems, programs, data, data files, systems, Equipment or operations; (b) any code typically designated to be a virus, worm, time or logic bomb, trojan horse, backdoor, trapdoor or similar device which is intended to damage, improperly interfere with, surreptitiously intercept or expropriate from, or otherwise adversely affect computer systems, information systems, programs, data, data files, systems, Equipment or operations; and/or (c) or any other code or routine commonly considered to be malicious or wrongfully disabling;

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SCHEDULE B
[______]*

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SCHEDULE C
[______]*

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ANNEX C-1
[______]*

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EXHIBIT 1 TO ANNEX C-1
[______]*

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EXHIBIT 2 TO ANNEX C-1
[______]*

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ANNEX C-2
[______]*

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EXHIBIT 1 TO ANNEX C-2
[______]*

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EXHIBIT 2 TO ANNEX C-2
[______]*

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ANNEX C-3

[______]*

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EXHIBIT 1 TO ANNEX C-3
[______]*

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EXHIBIT 2 TO ANNEX C-3
[______]*

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EXHIBIT 3 TO ANNEX C-3
[______]*

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ANNEX C-4

[______]*

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EXHIBIT 1 TO ANNEX C-4

[______]*

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EXHIBIT 2 to ANNEX C-4

[______]*

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ANNEX C-5

[______]*

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ANNEX C-6

[______]*

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ANNEX C-7

[______]*

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SCHEDULE D

[______]*

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ANNEX D-1
[______]*

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Annex D-2

[______]*

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ANNEX D-3

[______]*

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ANNEX D-4

[______]*

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SCHEDULE E
[______]*

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SCHEDULE F
[______]*

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SCHEDULE G
MEETINGS

Supplier and HWAY will participate in at least the episodic and/or periodic meetings regarding the Services and Supplier’s performance of the Agreement that are indicated in the table below.  Additional meeting requirements may be established from time-to-time by the Supplier’s Account Executive and HWAY. Such meetings shall include, but not be limited to, the HWAY Steering Committee and regularly scheduled meetings between the members of the HWAY CIO and Supplier Account Executive.

At the initial meeting, the participants will establish procedures and administrative details, including exchanging contact information, calendaring meeting dates (if applicable), and responsibility for preparing and circulating meeting agendas and meeting minutes.

At the end of each contract year; the Parties shall hold a meeting to:

a.
review the overall operation of this Agreement to ensure that the Services continue to meet HWAY’s Objectives, and Supplier shall work with HWAY and provide advice and guidance to HWAY with regard to technology trends and technology planning specific to HWAY’s business requirements;

b.	review the Performance Standards and make adjustments to them as appropriate to reflect improved performance capabilities, if any;

c.	review satisfaction surveys as defined in Exhibit 2 to Annex C-1 [(Customer Satisfaction)]; and

d.           review any other matters reasonably required by HWAY.

Supplier shall prepare and circulate an agenda sufficiently in advance of each scheduled meeting to give participants an opportunity to prepare for the meeting.  Supplier shall incorporate into such agenda items that HWAY desires to discuss.  Supplier shall prepare and circulate minutes promptly after a meeting for the review and approval of HWAY.

HWAY and Supplier may modify, revise, add or delete meetings as necessary and required by business operations.  Meeting times and dates may also be modified as required by business operations, as mutually agreed.

Proposed preliminary meetings are provided below:

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Committee	Key Functions	Required Supplier Participants	Minimal Meeting Frequency
Executive Steering Committee

• Provide guidance for the strategic direction of the relationship in alignment with HWAY business and outsourcing strategies

• Receive, facilitate, review and serve as the final point of escalation for unresolved change requests in accordance with the Change Control Procedures

• Receive, facilitate, review and serve as the final point of escalation for unresolved disputes according to the escalation procedure set in the Agreement

• Review progress on continuous improvement and innovations to the Services

		TBD after contract signing	Quarterly
Relationship Management Committee

• Receive, facilitate, review and serve as the point of escalation for unresolved disputes according to the escalation procedure set forth in the Agreement

• Maintain dialogue between key executives at HWAY and Supplier

• Review whether relationship between the Parties under the Agreement is aligned with the expectations of each of the Parties’ executive management, and review recommendations from Supplier and HWAY governance team members on how to take corrective action where needed

• Review and address findings of satisfaction surveys on Supplier’s performance of the Services

• Discuss Supplier’s outlook in the areas of technology and outsourcing relevant to the Services, and HWAY’s business goals

• Discuss Supplier technology and investment plans relevant to the Services

		TBD after contract signing	Monthly

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Operational Oversight Committee

• Receive, facilitate, review and serve as point of escalation for unresolved change requests in accordance with the Change Control Procedures.  Analyze and review reports on Supplier’s performance of the Services.

• Validate that the Service delivery model is being followed

• Make recommendations to Executive Steering Committee based on the outcome of Service delivery reviews e.g., root cause analysis, benchmarking studies

• Drive enhancements to the Services, or processes and practices at HWAY which would enable enhancements to the Services

• Oversee the transition of the Services

	TBD after contract signing	Monthly

Nothing herein shall be construed or interpreted in any way to supersede or conflict with the Master Services Agreement between the Parties, in whole or in part. If and to the extent anything in this Schedule conflicts or is otherwise inconsistent with the terms of the Master Services Agreement or any provision thereof, the terms of the Master Services Agreement shall control.

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SCHEDULE H
EQUIPMENT AND CONTRACTS

Intentionally Left Blank.

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SCHEDULE I
[______]*

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SCHEDULE J

[______]*

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SCHEDULE K

[______]*

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SCHEDULE L
BUSINESS ASSOCIATE ADDENDUM

This Business Associate Addendum (the “Business Associate Addendum”) amends and is made part of the Master Services Agreement dated May 25, 2011 (the “Agreement”) by and between Healthways, Inc. (“Healthways”) and HP Enterprise Services LLC (“Contractor”). To the extent that there are any inconsistencies between this Business Associate Addendum and the Agreement, this Business Associate Addendum shall govern. The parties enter into this BAA in order to comply with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5) (“ARRA”) and their implementing regulations set forth at 45 CFR Parts 160 and 164 (the “Privacy and Security Rule”) (collectively, HIPAA, ARRA, the Privacy Rule and Security Rule and any other state or federal legislation relating to the confidentiality of health information are referred to herein as “Applicable Privacy Law”).  Healthways contracts to provide care enhancement services to, and is considered a Business Associate of health plans (“Clients”) that are subject to the Privacy Rule and Security Rule. As a business associate of its Clients, Healthways is required to obligate its subcontractors to the terms of this Business Associate Addendum. Contractor is a subcontractor of Healthways and may create or receive PHI (as defined below) in providing services to Healthways. Therefore, Healthways and Contractor desire to enter into this Business Associate Addendum in order to set forth the permitted uses and disclosures of PHI by Contractor.

DEFINED TERMS

Unless otherwise indicated in this Business Associate Addendum, all capitalized terms shall have the meanings provided in Applicable Privacy Law, as may be amended from time to time. “PHI” refers to Protected Health Information that is created or received by Contractor (directly or indirectly) for or from HEALTHWAYS or its Clients. “EPHI” refers to PHI that is transmitted by, or maintained, in electronic media. “Services” shall mean the services specified in the underlying service relationship between the parties (“Service Relationship”) and any additional services specified below:

SECTION 1. Use and Disclosure of PHI.

Contractor shall not use or disclose PHI except as Required By Law or as permitted or required by this BAA. Contractor will not sell PHI or use or disclose PHI for purposes of marketing or fundraising, as defined and proscribed in the Privacy and Security Rule and ARRA. Contractor may: (i) use and disclose PHI as necessary to provide the Services, provided that such use or disclosure would not violate Applicable Privacy Law if done by Healthways’ Clients; (ii) use PHI for the proper management and administration of Contractor or to carry out the legal responsibilities of Contractor; and (iii) disclose PHI for the purposes described in (ii) above, if Required By Law or if Contractor obtains reasonable assurances in writing from the recipient of such information that the PHI will be kept confidential and only used or further disclosed if Required By Law or for purposes described in (ii) above and that the recipient will notify Contractor of any instances of which it is aware in which the confidentiality of the information has been breached. In the event Contractor becomes aware of a restriction request that would restrict a use or disclosure otherwise permitted by this BAA, Contractor shall comply with the terms of the restriction request. In all cases, Contractor will limit its uses and disclosures of, and requests for, PHI (i) when practical, to the information making up a Limited Data Set; and (ii) in all other cases subject to the requirements of 45 CFR §164.502(b), to the minimum amount of PHI necessary to accomplish the intended purpose of the use, disclosure or request.

SECTION 2.	SAFEGUARDS; SECURITY

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Contractor shall maintain appropriate safeguards to prevent the use or disclosure of PHI other than as provided herein, including but not limited to maintaining policies and procedures to detect, prevent or mitigate identity theft based on PHI or information derived from PHI. Contractor agrees to implement administrative, technical and physical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of EPHI and that meet the requirements applicable to Business Associates under 45 CFR §§ 164.308, 164.310, 164.312 and 164.316. Without limiting the foregoing, Contractor shall ensure that all EPHI that Contractor transmits to Healthways or (as permitted by this BAA) to any third party is rendered unusable, unreadable or indecipherable to unauthorized individuals through the use of a technology or methodology specified in guidance issued by the Secretary of Health and Human Services (“Secretary”) in accordance with ARRA.

SECTION 3.	ADDITIONAL RESTRICTIONS

Unless Healthways gives its prior, express written consent, Contractor will not disclose any PHI to any agent, subcontractor or other person or entity that is located or organized outside of the United States of America. Further, Contractor shall not allow any PHI to be transmitted to, received by, or stored at any location outside of the United States of America and shall not permit any person outside of the United States of America to access or view PHI. Unless Healthways gives its prior, express written consent, Contractor shall not de-identify any PHI except as necessary to provide the Services or for Contractor’s management, administration and legal responsibilities as described in Section 2. Contractor shall train or adequately inform its employees, agents and subcontractors regarding its obligations to handle PHI confidentially.

SECTION 4.	REPORT BREACHES

To the extent known to or discovered by Contractor, Contractor shall report to Healthways any (i) use or disclosure of PHI in violation of this BAA; (ii) any Security Incident; (iii) any Red Flag (as defined at 16 CFR §681.2(b)) related to any individual who is the subject of PHI; and (iv) any Breach of Unsecured Protected Health Information. Such reports shall be made within 24 hours of Contractor becoming aware of or discovering the Breach, incident or other reportable item. Contractor will be deemed to have discovered a Breach, incident or other reportable item if the item is known, or would have been known by exercising reasonable diligence, to Contractor or any employee or agent of Contractor. Contractor shall take reasonable steps as reasonably requested by Healthways to respond appropriately to, assist in any investigation by a government agency and mitigate to the extent reasonable and practical the harm caused by any item required to be reported pursuant to this provision. Contractor will implement appropriate monitoring of Contractor’s employees and agents and require Contractor’s employees and agents to report actual or suspected Breaches, Red Flags, non-permitted uses and disclosures and Security Incidents. Notwithstanding the foregoing, the parties acknowledge and agree that this section constitutes notice by Contractor to Healthways of the ongoing existence and occurrence of attempted but Unsuccessful Security Incidents (as defined below) for which no additional notice to Healthways shall be required. “Unsuccessful Security Incidents” shall mean pings and other broadcast attacks on Contractor’s firewall, port scans, unsuccessful log-on attempts, denials of service and any combination of the above, so long as no such incident results in unauthorized access, use or disclosure of EPHI or the disruption of services.

SECTION 5.	DOWNSTREAM CONTRACTS

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Prior to disclosing PHI to any agent (including subcontractors) of Contractor (collectively “BA Subcontractors”), Contractor shall ensure that BA Subcontractors agree in writing to the same restrictions and conditions as those contained herein with respect to PHI.

SECTION 6.	MEMBER ACCESS

To the extent Contractor maintains PHI in a Designated Record Set, Contractor at the sole cost and expense of Healthways shall provide access to individuals receiving services from Clients to PHI about such individuals as required for Clients to comply with Applicable Privacy Law and in the time and manner requested by Healthways. Upon request and at the sole cost and expense of Healthways such PHI shall be provided in electronic form.

SECTION 7.	AMENDMENT AND CORRECTION

To the extent Contractor maintains PHI in a Designated Record Set, Contractor shall at the sole cost and expense of Healthways make PHI available for amendment and amend or correct such PHI as required by Applicable Privacy Law and in the time and manner reasonably requested by Healthways and consistent with Applicable Privacy Law.

SECTION 8.	ACCOUNTING

For each disclosure by Contractor of PHI required to be recorded under 45 CFR § 164.528 or ARRA, Contractor will record will record such information as would be required for a Client to respond to a request for an accounting of disclosures in compliance with Applicable Privacy Law. Contractor shall provide such accounting information to Healthways upon its reasonable request.  The information shall include the date of the disclosure, the name and address (if known) of the recipient of such PHI, a brief description of the PHI disclosed, and a statement of the purpose of such disclosure of PHI.

SECTION 9.	ACCESS TO BOOKS AND RECORDS

Contractor shall make available to the Secretary, upon request, Contractor’s internal practices, books and records relating to the use or disclosure of PHI for purposes of determining any Client’s compliance with the Privacy and Security Rule. To the extent permitted by law, Contractor shall notify Healthways within 24 hours of receipt of a request from the Secretary or other regulatory agency to access Contractor’s internal practices, books or records relating to PHI.

SECTION 10.	RETURN/DESTRUCTION OF PHI

Upon termination or expiration of this Business Associate Addendum or the Agreement for any reason, Contractor will, at its expense, either securely destroy or return to Healthways all PHI that Contractor has or maintains in any form (including copies of such PHI).  To the extent that it is not feasible for Contractor to return or destroy all PHI, Contractor shall extend the protections of this BAA to such PHI and limit its further use and disclosure to those purposes that make return or destruction of such PHI infeasible, for so long as Contractor maintains such PHI.

SECTION 11.	BREACH/TERMINATION

Section 11.1. In the event of a breach by Contractor of a material term of this Business Associate Addendum Healthways may terminate the Agreement pursuant to the terms forth in the Agreement.  Whether such termination constitutes a termination arising pursuant to Section 26.1 or 26.2 of the Agreement shall depend on whether such breach constitutes a material breach of the entire Agreement.  This Business Associate Addendum shall automatically terminate upon termination of the Agreement.

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Section 11.2. Contractor’s obligations under this Business Associate Addendum shall survive termination of this Business Associate Addendum for any reason and shall remain in effect (a) until Contractor has completed the return or destruction of PHI as required by Section 11 hereof, and (b) to the extent Contractor retains any PHI pursuant to Section 11 hereof.

SECTION 12.	OBLIGATIONS OF HEALTHWAYS

Section 12.1. Healthways shall forward copies of privacy notices that it receives from Clients within ten (10) business days of receipt of Contractor’s request and shall provide Contractor with a copy of any material changes to such notices that it receives from Clients.

Section 12.2. Healthways shall notify Contractor of any changes in, or revocation of, permission by an individual to use or disclose PHI, of which Healthways becomes aware, if such changes affect Contractor’s permitted or required uses and disclosures.

SECTION 13.	CHANGES IN LAW

To the extent there are material changes to HIPAA, the Privacy Rule, the Security Rule, other Applicable Privacy Law (including state law not preempted by HIPAA) or provisions of Healthways’ contracts with Clients related to privacy or security following the date that this Business Associate Addendum is executed, then the terms of this Business Associate Addendum shall be amended, mutually agreed and implemented pursuant to the Change Control procedures as set forth in Schedule E[(Change Control Procedures)] to account for such changes.

SECTION 14.	MISCELLANEOUS

Section 14.1. Regulatory References. A reference in this Business Associate Addendum to a section in the Privacy Rule or Security Rule means the section as in effect or as amended.

Section 14.2. Interpretation. Any ambiguity in this Business Associate Addendum shall be resolved to the extent reasonable in favor of a meaning that permits Clients and Healthways to comply with Applicable Privacy Law. Nothing in this Business Associate Addendum shall be construed to create any rights or remedies in any third parties or any agency relationship between the parties.

Section 14.3. Effective Date. This Business Associate Addendum shall be effective as of the effective date of the Agreement.

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SCHEDULE M
[______]*

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SCHEDULE N
[______]*

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SCHEDULE O

[______]*

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SCHEDULE P
[______]*

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SCHEDULE Q
[______]*